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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Stemline Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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STEMLINE THERAPEUTICS, INC.
750 Lexington Avenue, Eleventh Floor
New York, New York 10022

Dear Stockholder:

        You are cordially invited to our 2016 Annual Meeting of Stockholders, to be held at 10:00 a.m. ET, May 25, 2016, at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue (between 39th and 40th streets), New York, New York 10016. At the meeting, the stockholders will be asked to (i) elect one Class I director until his successor is elected and qualified, (ii) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016 and (iii) approve our 2016 Long-Term Incentive Plan.

        In accordance with the rules and regulations of the Securities and Exchange Commission, we are furnishing our proxy statement and annual report to stockholders for the year ended December 31, 2015 on the internet. You may have already received our "Important Notice Regarding the Availability of Proxy Materials," which was mailed on or about April 8, 2016. That notice described how you can obtain our proxy statement and annual report. You can also receive paper copies of our proxy statement and annual report upon request.

        It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking our proxy card and returning it as directed. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

        If you have any questions about the proxy statement or the accompanying 2015 Annual Report, please contact Kenneth Hoberman, our Corporate Secretary, at (646) 502-2311.

        We look forward to seeing you at the 2016 Annual Meeting.

Sincerely,

Ivan Bergstein, M.D. Chairman, President, and Chief Executive Officer

April 8, 2016
New York, New York

STEMLINE THERAPEUTICS, INC.
750 Lexington Avenue, Eleventh Floor
New York, New York 10022

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

        The 2016 Annual Meeting of Stockholders of Stemline Therapeutics, Inc. will be held at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue (between 39th and 40th streets), New York, New York 10016, on Wednesday, May 25, 2016, at 10:00 a.m., ET. At the meeting, stockholders will consider and act on the following items:

  1.
  The election of one Class I director until his successor is elected and qualified;

  2.
  The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016;

  3.
  The approval of our 2016 Long-Term Incentive Plan; and

  4.
  The transaction of any other business that may properly come before the 2016 Annual Meeting or any adjournment of the 2016 Annual Meeting.

        Only those stockholders of record as of the close of business on April 5, 2016, are entitled to vote at the 2016 Annual Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the 2016 Annual Meeting will be available for your inspection beginning May 13, 2016, at our offices located at 750 Lexington Avenue, Eleventh Floor, New York, New York 10022, between the hours of 10:00 a.m. and 5:00 p.m., ET, each business day.

YOUR VOTE IS IMPORTANT!

        Instructions on how to vote your shares via the internet are contained on the "Important Notice Regarding the Availability of Proxy Materials," which was mailed on or about April 8, 2016. Instructions on how to obtain a paper copy of our proxy statement and annual report to stockholders for the year ended December 31, 2015 are listed on the "Important Notice Regarding the Availability of Proxy Materials." These materials can also be viewed online by following the instructions listed on the "Important Notice Regarding the Availability of Proxy Materials."

        If you received a paper copy of our proxy statement and annual report, you may vote your shares by completing and returning the enclosed proxy card.

        Submitting your proxy does not affect your right to vote in person if you decide to attend the 2016 Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the 2016 Annual Meeting. You may revoke your proxy at any time before it is exercised at the 2016 Annual Meeting by (i) delivering written notice to our Corporate Secretary, Kenneth Hoberman, at our office located at 750 Lexington Avenue, Eleventh Floor, New York, NY 10022, (ii) submitting a later dated proxy card, (iii) voting again via the internet as described in the "Important Notice Regarding the Availability of Proxy Materials," or (iv) attending the 2016 Annual Meeting and voting in person. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our Corporate Secretary at or before the 2016 Annual Meeting.

        When you submit your proxy, you authorize Ivan Bergstein and Kenneth Hoberman to vote your shares at the 2016 Annual Meeting and on any adjournments of the 2016 Annual Meeting in accordance with your instructions.

By Order of the Board of Directors,

Kenneth Hoberman Corporate Secretary

April 8, 2016
New York, New York

STEMLINE THERAPEUTICS, INC.
750 Lexington Avenue
Eleventh Floor
New York, New York 10022
Phone: (646) 502-2311
Fax: (646) 389-0968

PROXY STATEMENT

        This proxy statement and the accompanying proxy card are being made available via internet access, beginning on or about April 8, 2016, to the owners of shares of common stock of Stemline Therapeutics, Inc. (the "Company," "our," "we," or "Stemline") as of April 5, 2016, in connection with the solicitation of proxies by our Board of Directors for our 2016 Annual Meeting of Stockholders (the "Annual Meeting"). On or about April 8, 2016, we sent an "Important Notice Regarding the Availability of Proxy Materials" to our stockholders. If you received this notice by mail, you will not automatically receive by mail our proxy statement and annual report to stockholders for the year ended December 31, 2015. If you would like to receive a printed copy of our proxy statement, annual report and proxy card, please follow the instructions for requesting such materials in the notice. Upon request, we will promptly mail you paper copies of such materials free of charge.

        The Annual Meeting will take place at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue (between 39th and 40th streets), New York, New York 10016 on Wednesday, May 25, 2016, at 10:00 a.m. ET. Our Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

i

ii

QUESTIONS AND ANSWERS

Q.
Why did I receive an "Important Notice Regarding the Availability of Proxy Materials"?

A.
In accordance with Securities and Exchange Commission ("SEC") rules, instead of mailing a printed copy of our proxy materials, we may send an "Important Notice Regarding the Availability of Proxy Materials" to stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the notice or to request a printed set of these materials at no charge. You will not receive a printed copy of the proxy materials unless you specifically request one from us. Instead, the notice instructs you as to how you may access and review all of the important information contained in the proxy materials via the internet and submit your vote via the internet.

  Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 25, 2016. The proxy statement is available at www.edocumentview.com/STML.

Q.
What is the purpose of the Annual Meeting?

A.
At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of 2016 Annual Meeting of Stockholders accompanying this proxy statement, including (i) the election of one Class I director until his successor is elected and qualified, (ii) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016, (iii) the approval of our 2016 Long-Term Incentive Plan and (iv) the transaction of any other business that may properly come before the 2016 Annual Meeting or any adjournment thereof.

Q.
Who is entitled to vote at our Annual Meeting?

A.
The record holders of our common stock at the close of business on the record date, April 5, 2016, may vote at the Annual Meeting. Each share of our common stock is entitled to one vote. There were 18,987,373 shares of common stock outstanding on the record date and entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning May 13, 2016, at our offices located at 750 Lexington Avenue, Eleventh Floor, New York, New York 10022, between the hours of 10:00 a.m. and 5:00 p.m., ET, each business day.

Q.
How do I vote?

A.
You may vote in person at the Annual Meeting, by use of a proxy card if you receive a printed copy of our proxy materials, via internet as directed in our "Important Notice Regarding the Availability of Proxy Materials," or by telephone as indicated in the proxy card.

Q.
What is a proxy?

A.
A proxy is a person you appoint to vote your shares of our common stock on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares of our common stock may be voted. If you vote by proxy, you will be designating Ivan Bergstein, M.D., our Chairman, President and Chief Executive Officer, and Kenneth Hoberman, our Chief Operating Officer and Corporate Secretary, as your proxies. Dr. Bergstein and/or Mr. Hoberman may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q.
How will my shares be voted if I vote by proxy?

A.
Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) "FOR" the individual nominated to serve as a member of our Board of Directors, (ii) "FOR" the ratification of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016 and (iii) "FOR" the approval of our 2016 Long-Term Incentive Plan. Presently, our Board of Directors does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q.
How do I revoke my proxy?

A.
You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•
delivering written notice to our Corporate Secretary, Kenneth Hoberman, at 750 Lexington Avenue, Eleventh Floor, New York, NY 10022;

•
submitting a later dated proxy card or voting again via the internet as described in the "Important Notice Regarding the Availability of Proxy Materials"; or

•
attending the 2016 Annual Meeting and voting in person.

Q.
Is my vote confidential?

A.
Yes. All votes remain confidential, unless you provide otherwise.

Q.
How are votes counted?

A.
Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

  Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will not be considered as votes "for" or "against" any matter for which the stockholder has indicated their intention to abstain or withhold their vote. Broker or nominee non-votes, which occur when shares are held in "street name" by brokers or nominees who indicate that they do not have discretionary authority to vote on a particular matter, will not be considered as votes "for" or "against" that particular matter. Broker and nominee non-votes will be treated as present for purposes of determining the existence of a quorum, and may be entitled to vote on certain matters at the Annual Meeting.

Q.
What constitutes a quorum at the Annual Meeting?

A.
In accordance with Delaware law (the law under which we are incorporated) and our Amended and Restated Bylaws, the presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the shares of our common stock outstanding on the record date constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker or nominee non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

  If a quorum is not present at the Annual Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board of Directors, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

Q.
What vote is required to elect each of our director-nominees?

A.
The affirmative vote of a plurality of the votes of the shares present, in person or by proxy, at the Annual Meeting is required for the election of each of the director nominees. "Plurality" means that the nominees receiving the largest number of votes up to the number of directors to be elected at the Annual Meeting will be duly elected as directors. Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of director elections.

Q.
What vote is required to ratify Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016?

A.
The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the ratification of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q.
What vote is required to approve our 2016 Long-Term Incentive Plan?

A.
The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve our 2016 Long-Term Incentive Plan. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q.
What percentage of our outstanding common stock do our directors and executive officers own?

A.
As of April 5, 2016, our directors and executive officers owned, or have the right to acquire, approximately 16.7% of our outstanding common stock. See the discussion under the heading "Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners" on page 34 for more details.

Q.
Who was our independent public accountant for the year ended December 31, 2015? Will they be represented at the Annual Meeting?

A.
Ernst & Young LLP is the independent registered public accounting firm that audited our financial statements for the year ended December 31, 2015. We expect a representative of Ernst & Young LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Q.
How can I obtain a copy of our annual report on Form 10-K?

A.
We have filed our annual report on Form 10-K for the year ended December 31, 2015, with the SEC. The annual report on Form 10-K is also included in the 2015 Annual Report to stockholders. You may obtain, free of charge, a copy of our annual report on Form 10-K, including financial statements and exhibits, by writing to our Corporate Secretary, Kenneth Hoberman. Upon request, we will also furnish any exhibits to the annual report on Form 10-K as filed with the SEC.

CORPORATE GOVERNANCE

Our Board of Directors

        Our Bylaws provide that the Board of Directors will consist of one or more members, as determined from time to time by resolution of the Board of Directors. Currently, our Board of Directors consists of six members listed in the chart below. The terms of two of our directors, Kenneth Zuerblis and J. Kevin Buchi, are set to expire at our 2016 Annual Meeting. Our Board of Directors has determined to nominate Kenneth Zuerblis for re-election to our Board of Directors for a three-year term. As of the Annual Meeting, the number of directors on the Board of Directors will be reduced from six to five.

Current Board of Directors

Name	Age	Position	Director Since	Class
Ivan Bergstein, M.D.	50	President, Chief Executive Officer, and Chairman	2003	III
Ron Bentsur	50	Director	2009	II
J. Kevin Buchi	60	Director	2012	I
Eric L. Dobmeier	47	Director	2012	II
Alan Forman	50	Director	2015	III
Kenneth Zuerblis	57	Director	2012	I

        The Board of Directors is divided into three classes, designated Class I (new term expiring 2019), Class II (term expiring 2017) and Class III (term expiring 2018). Generally, each director will serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that the term of each director will continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal.

        The Board of Directors does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board of Directors, as the Board of Directors believes that it is in the best interests of the Company to make that determination based on the direction of the Company and the current membership of the Board of Directors. The Board of Directors has determined that having Dr. Bergstein serve as both Chief Executive Officer and Chairman is in the best interest of the Company's stockholders at this time.

        Stemline has a risk management program overseen by Dr. Bergstein, our President and Chief Executive Officer, Mr. Hoberman, our Chief Operating Officer, and David Gionco, our Chief Accounting Officer and Vice President of Finance. Dr. Bergstein, Mr. Hoberman and Mr. Gionco identify material risks and prioritize them for our Board of Directors. Our Board of Directors regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each.

        The corporate governance standards adopted by the Nasdaq Stock Market, or Nasdaq, require that a majority of the members of our Board of Directors be "independent" as Nasdaq defines that term. Additionally, the Nasdaq rules require our Board of Directors to make an affirmative determination as to the independence of each director. Consistent with these rules, our Board of Directors undertook its annual review of director independence in March 2016. During the review, our Board of Directors considered relationships and transactions during 2015 and during the past three fiscal years between each director or any member of his immediate family, on the one hand, and our company and our subsidiaries and affiliates, on the other hand. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Based on this review, our Board of Directors determined that Mr. Bentsur, Mr. Forman,

Mr. Buchi, Mr. Dobmeier, and Mr. Zuerblis are independent under the criteria established by Nasdaq and by our Board of Directors.

        The following biographies set forth the names of each of our directors (including our director-nominee, Mr. Zuerblis) and the following additional information: their ages, the year in which they first became directors, their positions with us, their principal occupations and employers for at least the past five years, any other directorships held by them during the past five years in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934, or the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information, all of which we believe sets forth each director's qualifications to serve on the Board of Directors. There is no family relationship between and among any of our executive officers or directors. There are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them are elected as an officer or director.

  Director-Nominee

        Kenneth Zuerblis, 57, has served as a member of our Board of Directors since March 2012. Prior to joining Stemline, Mr. Zuerblis served as Executive Vice President and Chief Financial Officer of Savient Pharmaceuticals, Inc. from September 2011 until May 2012. Prior to joining Savient, Mr. Zuerblis served as Chief Financial Officer and Senior Vice President at ImClone Systems from 2008 through 2009. In that role, he was responsible for the strategic planning and leadership of finance and related operations and helped lead all aspects of the sale of the company to Eli Lilly and Company. From 1994 through 2005, Mr. Zuerblis served as Chief Financial Officer of Enzon Pharmaceuticals, Inc., and held the position of Corporate Controller from 1991 through 1994. Enzon developed the first three FDA approved products using PEGylation technology. Most notably during Mr. Zuerblis' 14 year tenure, Enzon transformed from an early stage biotechnology company into a fully integrated biopharmaceutical company with five marketed products. He began his career at KPMG, LLP in 1982 where he held management positions of increasing responsibility over a ten-year period. Mr. Zuerblis previously served on the board of directors of Immunomedics, Inc. and XTL Biopharmaceuticals, Inc. Mr. Zuerblis currently serves on the board of directors of Resverlogix Corp., which is publically traded on the Toronto Stock Exchange, and Zenith Epigenetics, Inc., a private biotechnology company based in Calgary, Canada. Mr. Zuerblis brings nearly 30 years of proven leadership and expertise in building fully integrated biopharmaceutical organizations and has an established track record of managing complex commercial and research organizations, raising capital, overseeing multifaceted merger and acquisition transactions, and directing all investor and shareholder relations. Mr. Zuerblis earned his B.S. in Accounting from Seton Hall University and is a Certified Public Accountant in the State of New Jersey. We believe Mr. Zuerblis is qualified to serve on our Board of Directors due to his extensive accounting and financial experience and years of executive leadership in the biopharmaceutical industry.

  Other Board Members

        Ron Bentsur, 50, has served as a member of our Board of Directors since 2009. Mr. Bentsur is currently the Chief Executive Officer and member of the Board of Directors of UroGen Pharma, Ltd. From 2009 to 2015, Mr. Bentsur served as Chief Executive Officer of Keryx Biopharmaceuticals, Inc. and as a member of its board of directors. Prior to joining Keryx Biopharmaceuticals, Inc., Mr. Bentsur served as Chief Executive Officer of XTL Biopharmaceuticals, Inc. from 2006 to 2009. From 2000 to 2006, Mr. Bentsur was employed by Keryx Biopharmaceuticals, Inc., where he served as Vice President Finance and Chief Financial Officer from 2003 until 2006. From 1998 to 2000, Mr. Bentsur served as Director of Investment Banking at Leumi Underwriters Ltd. And from 1994 to 1998, Mr. Bentsur was a New York City-based investment banker, primarily at ING Barings Furman Selz. Mr. Bentsur holds a B.A. in Economics and Business Administration with distinction from the Hebrew University of

Jerusalem, Israel and an M.B.A., magna cum laude, from NYU's Stern Graduate School of Business. We believe that Mr. Bentsur is qualified to serve on our Board of Directors due to his leadership and management experience, his service as an executive of a public biopharmaceutical company and his knowledge of our business and industry.

        Ivan Bergstein, M.D., 50, Chairman, Chief Executive Officer and President. Dr. Bergstein is Chief Executive Officer and Founder of Stemline Therapeutics. He led Stemline through multiple private financings and ultimately its successful IPO and subsequent follow-on offerings, raising over $165 million as a public company. Dr. Bergstein's early and broad intellectual property founded and positioned Stemline with deep domain expertise in the cancer stem cell (CSC) field of oncology. He then went on to manage the company's evolution from an early-stage research and development company to its present form with late stage clinical candidates. Prior to founding Stemline, Dr. Bergstein was Medical Director of Access Oncology, Inc., a clinical stage oncology-focused biotechnology company where he was a key member of a small team responsible for the acquisition and development of the company's clinical stage assets and ultimately the sale of the company to Keryx Biopharmaceuticals (Nasdaq: KERX). Previously, he was a senior biopharmaceuticals analyst at a Wall Street-based firm that advised funds on investment opportunities in public companies with late clinical stage assets. He received a B.A. in mathematics from the University of Pennsylvania and was elected to the Pi Mu Epsilon National Mathematics Honor Society, an M.D. from the Mount Sinai School of Medicine where he was elected to the Alpha Omega Alpha Honor Medical Society, received the Merck Award for Clinical Excellence, and subsequently completed an internship in general surgery. He then became the Jerome A. Urban Post-Doctoral Research Fellow at the Cornell University Medical College where he studied and published work relating to Wnt genes in human breast cancer. He then went on to complete an internal medicine residency and hematology-oncology fellowship at the New York Presbyterian Hospital—Weill Medical College of Cornell University where he studied and published work on gene therapy manipulations of the sonic hedgehog pathway. He currently holds a voluntary faculty position at the New York Presbyterian Hospital—Weill Medical College of Cornell University.

        J. Kevin Buchi, 60, has served as a member of our Board of Directors since March 2012. He currently serves as President and Chief Executive Officer of TetraLogic Pharmaceuticals Corporation. Mr. Buchi served as Chief Executive Officer of Cephalon, Inc. from December 2010 through its $6.8 billion acquisition by Teva Pharmaceutical Industries in October 2011. Mr. Buchi served as Corporate Vice President, Global Branded Products for Teva from October 2011 until May 2012. Mr. Buchi joined Cephalon, Inc. in March 1991 and held several positions with the company before becoming its Chief Executive Officer. From January 2010 through December 2010, Mr. Buchi was Chief Operating Officer. In this role, he managed the company's global sales and marketing functions, as well as product manufacturing, business development and investor relations. From February 2006 through January 2010, Mr. Buchi served as Chief Financial Officer. At various times in his career at Cephalon, Inc., Mr. Buchi had oversight of corporate finance, accounting, information systems, facilities, human resources and administration. Mr. Buchi graduated from Cornell University with a B.A. in chemistry and from the J.L. Kellogg Graduate School of Management at Northwestern University with a Masters in Management degree. He is a Certified Public Accountant. Mr. Buchi currently serves on the boards of directors of Alexza Pharmaceuticals, Inc., Benitec Biopharma Ltd. (Australia), Epirus Biopharmaceuticals, Inc., Forward Pharma A/S (Denmark) and TetraLogic Pharmaceuticals Corporation. We believe Mr. Buchi is qualified to serve on our Board of Directors due to his executive leadership and management experience, knowledge of the industry, financial expertise and experience serving as a member of the board of directors of public biopharmaceutical companies.

        Eric L. Dobmeier, 47, has served as a member of our Board of Directors since April 2012. Mr. Dobmeier is currently the Chief Operating Officer of Seattle Genetics, Inc. In this role, he is responsible for Seattle Genetics' business development, manufacturing, corporate communications, program management and alliance management functions. Mr. Dobmeier joined Seattle Genetics in

March 2002 and has served in positions of increasing responsibility since then, most recently as Chief Business Officer from May 2007 to June 2011. Prior to joining Seattle Genetics, Mr. Dobmeier was with the law firms of Venture Law Group and Heller Ehrman LLP where he represented technology companies in connection with public and private financings, mergers and acquisitions and corporate partnering transactions. Mr. Dobmeier also serves as a director of Atara Biotherapeutics, Inc., a publicly traded biotechnology company. Mr. Dobmeier received a J.D. from the University of California, Berkeley School of Law and an A.B. in History from Princeton University. We believe that Mr. Dobmeier is qualified to serve on our Board of Directors due to his legal, business development and operating background and years of senior management experience at a public biotechnology company.

        Alan Forman, 50, has served as a member of our Board of Directors since April 2015. Mr. Forman is a Director of Investments at the Yale University Investments Office, the team charged with managing the University's $25 billion dollar endowment fund. Mr. Forman has been a leader at the Investment Office for more than two decades during which time the office has become one of the top performing institutions in the world. While at the institution, he has executed billions of dollars of transactions across numerous investment cycles and industries. Mr. Forman served on the board of directors of Acadia Realty Trust, a public company, where he served as Chairman of Acadia's Compensation Committee and was a member of the Nominating and Corporate Governance Committees. He worked closely with the CEO and other board members on a wide range of strategic issues with particular emphasis on corporate strategy, company structure, M&A and fund raising, and was instrumental in the company's success. Mr. Forman was also on the board of directors of Kimpton Group Holdings, which was ultimately sold to Intercontinental Hotels Group. He served on the Compensation and Nominating and Governance Committees. After having sourced and structured the original investment, he then joined the board, served as a close advisor to the CEO and CFO, and was a key member of the team that orchestrated the company's successful acquisition. Mr. Forman received his B.A. degree from Dartmouth College and an M.B.A. degree from NYU's Stern Graduate School of Business. He is also a Chartered Financial Analyst (CFA). We believe Mr. Forman is qualified to serve on our Board of Directors due to his extensive financial and management experience for both public and private entities and his experience serving as member of the board of directors of other companies.

        During 2015, our Board of Directors held four (4) meetings and took two (2) actions by unanimous written consent. During 2015, each incumbent director standing for election attended at least 75% of the meetings of the Board of Directors and the meetings of those committees on which each incumbent director served, in each case during the period that such person was a director. The permanent committees established by our Board of Directors are the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, descriptions of which are set forth in more detail below. Our directors are expected to attend each Annual Meeting of Stockholders, and it is our expectation that all of the directors standing for election will attend this year's Annual Meeting.

Communicating with the Board of Directors

        Our Board of Directors has established a process by which stockholders can send communications to the Board of Directors. You may communicate with the Board of Directors as a group, or to specific directors, by writing to Kenneth Hoberman, our Corporate Secretary, at 750 Lexington Avenue, Eleventh Floor, New York, NY 10022. The Corporate Secretary will review all such correspondence and regularly forward to the Board of Directors a summary of all correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board of Directors and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via e-mail at audit@stemline.com. These concerns will be immediately brought to the attention of our Audit Committee and handled in accordance with procedures established by our Audit Committee.

Audit Committee

        The Audit Committee currently consists of Ron Bentsur, Alan Forman, J. Kevin Buchi and Kenneth Zuerblis. Mr. Zuerblis chairs the Audit Committee.

        The Audit Committee held four (4) meetings and took one (1) action by unanimous written consent during the fiscal year ended December 31, 2015. The duties and responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee which was recently reviewed and updated by our Audit Committee. A copy of the Charter of the Audit Committee is available on our website, located at www.stemline.com. Among other things, the duties and responsibilities of the Audit Committee include reviewing and monitoring our financial statements and internal accounting procedures, the selection of our independent registered public accounting firm and consulting with and reviewing the services provided by our independent registered public accounting firm. Our Audit Committee has sole discretion over the retention, compensation, evaluation and oversight of our independent registered public accounting firm. The SEC and Nasdaq have established rules and regulations regarding the composition of audit committees and the qualifications of audit committee members. Our Board of Directors has examined the composition of our Audit Committee and the qualifications of our Audit Committee members in light of the current rules and regulations governing audit committees. Based upon this examination, our Board of Directors has determined that each member of our Audit Committee is independent and is otherwise qualified to be a member of our Audit Committee in accordance with the rules of the SEC and Nasdaq.

        Additionally, the SEC requires that at least one member of the Audit Committee have a "heightened" level of financial and accounting sophistication. Such a person is known as the "audit committee financial expert" under the SEC's rules. Our Board of Directors has determined that Mr. Zuerblis is an "audit committee financial expert," as the SEC defines that term, and is an independent member of our Board of Directors and our Audit Committee. Please see Mr. Zuerblis' biography under "Corporate Governance—Our Board of Directors" beginning on page 5 for a description of his relevant experience.

        The report of the Audit Committee can be found on page 12 of this proxy statement.

Compensation Committee

        The Compensation Committee currently consists of Ron Bentsur, J. Kevin Buchi, Eric L. Dobmeier and Alan Forman. Mr. Dobmeier chairs the Compensation Committee.

        The Compensation Committee held two (2) meetings and took two (2) actions by unanimous written consent during the fiscal year ended December 31, 2015. The duties and responsibilities of the Compensation Committee are set forth in the Charter of the Compensation Committee. A copy of the Charter of the Compensation Committee is available on our website, located at www.stemline.com. As discussed in its Charter, among other things, the duties and responsibilities of the Compensation Committee include evaluating the performance of our executive officers, determining the overall compensation of our executive officers and administering all executive compensation programs, including, but not limited to, our incentive and equity-based plans. The Compensation Committee evaluates the performance of our executive officers on an annual basis and reviews and approves on an annual basis all compensation programs and awards relating to such officers. The Compensation Committee applies discretion in the determination of individual executive compensation packages to ensure compliance with the Company's compensation philosophy. Our Chief Executive Officer makes recommendations to the Compensation Committee with respect to the compensation packages for officers other than himself. The Compensation Committee may delegate its authority to grant awards to certain employees to a special committee consisting of one or more directors who may but need not be officers of the Company. The Compensation Committee has delegated authority to Dr. Bergstein to make certain grants to non-executive employees.

        Nasdaq has established rules and regulations regarding the composition of compensation committees and the qualifications of compensation committee members. Our Board of Directors has examined the composition of our Compensation Committee and the qualifications of our Compensation Committee members in light of the current rules and regulations governing compensation committees. Based upon this examination, our Board of Directors has determined that each member of our Compensation Committee is independent and is otherwise qualified to be a member of our Compensation Committee in accordance with such rules.

        The report of the Compensation Committee can be found on page 21 of this proxy statement.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee, or the Nominating Committee, currently consists of J. Kevin Buchi, Eric L. Dobmeier and Kenneth Zuerblis. Mr. Buchi chairs the Nominating Committee. The Nominating Committee did not hold a meeting during the fiscal year ended December 31, 2015. The duties and responsibilities of the Nominating Committee are set forth in the Nominating and Corporate Governance Committee Charter. A copy of the Nominating and Corporate Governance Committee Charter is available on our website at www.stemline.com. Among other things, the duties and responsibilities of the Nominating Committee include identifying individuals qualified to become Board members, evaluating the overall effectiveness of the Board, developing, mentoring and evaluating applicable corporate governance practices of the Company, and performing such other duties as enumerated in and consistent with the Charter.

        Our Nominating Committee will also consider candidates recommended by stockholders for nomination to our Board of Directors. A stockholder who wishes to recommend a candidate for nomination to our Board of Directors must submit such recommendation to our Corporate Secretary, Kenneth Hoberman, at 750 Lexington Avenue, Eleventh Floor, New York, New York 10022. Any recommendation must be received not less than 90 calendar days nor more than 120 calendar days before the anniversary date of the previous year's annual meeting. All stockholder recommendations of candidates for nomination for election to our Board of Directors must be in writing and must set forth the following: (i) the candidate's name, age, business address, and other contact information, (ii) the number of shares of Stemline common stock beneficially owned by the candidate, (iii) a complete description of the candidate's qualifications, experience, background and affiliations, as would be required to be disclosed in the proxy statement pursuant to Schedule 14A under the Exchange Act, (iv) a sworn or certified statement by the candidate in which he or she consents to being named in the proxy statement as a nominee and to serve as director if elected, and (v) the name and address of the stockholder(s) of record making such a recommendation and the number of shares owned by the recommending shareholders.

        We believe that our Board of Directors as a whole should encompass a range of talent, skill, and expertise enabling it to provide sound guidance with respect to our operations and interests. Our Nominating Committee evaluates all candidates to our Board of Directors by reviewing their biographical information and qualifications. If the independent directors determine that a candidate is qualified to serve on our Board of Directors, such candidate is interviewed by at least one of the independent directors and our Chief Executive Officer. Other members of the Board of Directors also have an opportunity to interview qualified candidates. The independent directors then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that the candidate be nominated for approval by the stockholders to fill a directorship. With respect to an incumbent director whom the independent directors are considering as a potential nominee for re-election, the independent directors review and consider the incumbent director's service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board of Directors. The manner in which the independent directors evaluate a potential nominee will not differ based on whether the candidate is recommended by our directors or stockholders.

        Nasdaq has established rules and regulations regarding the composition of nominating committees and the qualifications of nominating committee members. Our Board of Directors has examined the composition of our Nominating Committee and the qualifications of our Nominating Committee members in light of the current rules and regulations governing nominating committees. Based upon this examination, our Board of Directors has determined that each member of our Nominating Committee is independent and is otherwise qualified to be a member of our Nominating Committee in accordance with such rules.

        We do not have a formal policy in place with regard to the consideration of diversity in considering candidates for our Board of Directors, but the Board of Directors strives to nominate candidates with a variety of complementary skills so that, as a group, the Board of Directors will possess the appropriate talent, skills and expertise to oversee our business.

Code of Business Conduct and Ethics

        We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the Corporate Governance section of our website at www.stemline.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

        Ernst & Young LLP, the independent registered public accounting firm that audited our financial statements for the years ended December 31, 2015 and December 31, 2014, has served as our independent registered public accounting firm since 2011. We expect a representative of Ernst & Young LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

        Our Board of Directors has asked the stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. See Proposal Two: Ratification of Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm on page 37 of this proxy statement. The Audit Committee has reviewed the fees described below and concluded that the payment of such fees is compatible with maintaining Ernst & Young LLP's independence. All proposed engagements of Ernst & Young LLP, whether for audit services, audit-related services, tax services, or permissible non-audit services, were pre-approved by our Audit Committee.

Registered Public Accounting Firm Fees and Other Matters

        The following table summarizes the fees of Ernst & Young LLP, our current registered public accounting firm, for 2015 and 2014:

	2015	2014
	Ernst & Young LLP	Ernst & Young LLP
Audit Fees(1)	$337,998	$390,461
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—

Total Fees	$337,998	$390,461

(1)
Audit Fees. For the fiscal years ended December 31, 2015 and December 31, 2014, Ernst & Young LLP billed us an aggregate of approximately $337,998 and $390,461, respectively, in fees for the professional services rendered in connection with the audits of our annual financial statements for those two fiscal years and our registration statement filings.

(2)
Audit-Related Fees. During the fiscal years ended December 31, 2015 and December 31, 2014, we were not billed by Ernst & Young LLP for professional services rendered in connection with audit-related services reasonably related to the performance of the audits and reviews.

(3)
Tax Fees. During the fiscal years ended December 31, 2015 and December 31, 2014, we were not billed by Ernst & Young LLP, for any tax related fees.

(4)
All Other Fees. During the fiscal years ended December 31, 2015 and December 31, 2014, we were not billed by Ernst & Young LLP for any fees for services, other than those described above, rendered to us for those two fiscal years.

Pre-Approval of Services

        Our Audit Committee sets forth the procedures under which services provided by our independent registered public accounting firm will be pre-approved by our Audit Committee. The potential services that might be provided by our independent registered public accounting firm fall into two categories:

  •
  Services that are permitted, including the audit of our annual financial statements, the review of our quarterly financial statements, related attestations, benefit plan audits and similar audit reports, financial and other due diligence on acquisitions, and federal, state, and non-US tax services; and

  •
  Services that may be permitted, subject to individual pre-approval, including compliance and internal-control reviews, indirect tax services such as transfer pricing and customs and duties, and forensic auditing.

        Services that our independent registered public accounting firm may not legally provide include such services as bookkeeping, certain human resources services, internal audit outsourcing, and investment or investment banking advice.

        All proposed engagements of our independent registered public accounting firm, whether for audit services or permissible non-audit services, are pre-approved by the Audit Committee. We jointly prepare a schedule with our independent registered public accounting firm that outlines services that we reasonably expect we will need from our independent registered public accounting firm, and categorize them according to the classifications described above. Each service identified is reviewed and approved or rejected by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

        In monitoring the preparation of our financial statements, the Audit Committee met with both management and Ernst & Young LLP, our independent registered public accounting firm for the year ended December 31, 2015, to review and discuss all financial statements prior to their issuance and to discuss any and all significant accounting issues. Management and our independent registered public accounting firm advised the Audit Committee that each of the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee's review included a discussion of the matters required to be discussed pursuant to the Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended, (Codification of Statements on Auditing Standards, AU Section 380) as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T, or SAS 61. SAS 61 requires our independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:

  •
  Methods used to account for significant or unusual transactions;

  •
  The effect of any accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  •
  The process used by management to formulate sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusion regarding the reasonableness of any such estimates; and

  •
  Any disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures necessary in the financial statements.

        The Audit Committee has discussed the independence of Ernst & Young LLP, our independent registered public accounting firm for the year ended December 31, 2015, including the written disclosures made by Ernst & Young LLP to the Audit Committee, as required PCAOB Rule 3526, "Communication with Audit Committees Concerning Independence." PCAOB Rule 3526 requires the independent registered public accounting firm to (i) disclose in writing all relationships that, in the independent registered public accounting firm's professional opinion, may reasonably be thought to bear on independence, (ii) confirm their perceived independence, and (iii) engage in a discussion of independence with the Audit Committee.

        Finally, the Audit Committee continues to monitor the scope and adequacy of our internal controls and other procedures, including any and all proposals for adequate staffing and for strengthening internal procedures and controls where appropriate and necessary.

        On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that it approve the inclusion of our audited financial statements in our annual report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the SEC.

        The Audit Committee reviewed its written Charter previously adopted by our Board of Directors. Following this review, the Audit Committee revised and updated the Audit Committee Charter.

By the Audit Committee of the Board of Directors,
Kenneth Zuerblis, Chairperson Ron Bentsur J. Kevin Buchi Alan Forman
April 8, 2016
New York, New York

 OUR EXECUTIVE OFFICERS

        Our current executive officers are as follows:

Name	Age	Position
Ivan Bergstein, M.D.	50	President, Chief Executive Officer, and Chairman of the Board of Directors
Kenneth Hoberman	51	Chief Operating Officer
David G. Gionco	55	Vice President of Finance and Chief Accounting Officer

        No executive officer is related by blood, marriage or adoption to any other director or executive officer. The biography of Ivan Bergstein, M.D. is presented in connection with "Corporate Governance" beginning on page 6 of this proxy statement.

        Kenneth Hoberman, 51, has served as our Chief Operating Officer since 2012. Mr. Hoberman has extensive financial, accounting, investor relations, corporate governance and business development experience including M&A, strategic alliances and partnerships both domestic and international. His operational expertise includes regulatory oversight, human resources, manufacturing and clinical development. He was previously Vice President of Corporate and Business Development of Keryx Biopharmaceuticals, Inc. (Nasdaq: KERX), where he was instrumental in the success of the company. He also helped secure multiple sources of capital including over $200 million in equity investments through public and private offerings. He also initiated and executed a $100 million strategic alliance and originated, negotiated and closed dozens of licensing and operational contracts, helping to grow the company's market capitalization to over $1 billion. He also led the team that originated, in-licensed, and developed Auryxia™ which was approved by the FDA in September 2014. He is on the Board of Directors of TG Therapeutics, Inc. (Nasdaq: TGTX). He received a B.S.B.A. in Finance from Boston University and completed post-baccalaureate studies at Columbia University.

        David G. Gionco, 55, was appointed Vice President of Finance and Chief Accounting Officer of Stemline in January 2014. Mr. Gionco was previously Vice President, Chief Financial Officer and Chief Accounting Officer of Savient Pharmaceuticals, Inc. where he oversaw the finance function for the organization and was instrumental in helping to grow the company, raising over $350 million. Prior to this, Mr. Gionco held audit, corporate accounting, financial planning, finance and controller roles at companies including Merck & Co., Inc. ("Merck") and, previously, Medco Health Solutions, Inc., which was acquired by Merck during his tenure. At Merck, Mr. Gionco held various financial and accounting positions of increasing responsibility. Mr. Gionco also held senior financial positions at Progenics Pharmaceuticals, Inc. and Odyssey Pharmaceuticals, Inc. (a subsidiary of Pliva, Inc., now Teva Pharmaceutical Industries Ltd.). Mr. Gionco previously had 7 years of financial auditing experience with a major public accounting firm. Mr. Gionco holds a B.S. in Accounting from Fairleigh Dickinson University and an M.B.A. in Finance from Rutgers University. Mr. Gionco is a Certified Public Accountant in the State of New York.

COMPENSATION DISCUSSION AND ANALYSIS

        In the paragraphs that follow, we give an overview and analysis of our compensation program and policies, the material compensation decisions we have made under those programs and policies with respect to our executive officers, and the material factors that we considered in making those decisions. Later in this proxy statement under the heading "Executive Compensation," you will find a series of tables containing specific information about the compensation earned or paid in 2015 to the following individuals, whom we refer to as our named executive officers, or NEOs:

  •
  Ivan Bergstein, M.D., our President and Chief Executive Officer;

  •
  Kenneth Hoberman, our Chief Operating Officer;

  •
  David Gionco, our Chief Accounting Officer and Vice President of Finance; and

  •
  Eric K. Rowinsky, M.D., who served as our Executive Vice President, Chief Medical Officer and Head of Research and Development until October 27, 2015.

Compensation Philosophy and Objectives

        Our compensation programs are designed to motivate our employees to work toward achievement of our corporate mission to create long-term sustained stockholder value by discovering, acquiring, developing and commercializing proprietary therapeutics. In order to achieve our key business and strategic goals, we must be able to attract, retain and motivate quality employees in an exceptionally competitive environment. Our industry is highly scientific, regulated, scrutinized and dynamic, and as a result, we require employees that are highly educated, dedicated and experienced. The primary objectives of our executive compensation program are to:

  •
  attract, retain and motivate experienced and talented executives;

  •
  ensure executive compensation is aligned with our corporate strategies, research and development programs and business goals;

  •
  recognize the individual contributions of executives while fostering a shared commitment among executives;

  •
  promote the achievement of key strategic, development and operational performance measures by linking compensation to the achievement of measurable corporate performance goals; and

  •
  align the interests of our executives with our stockholders by rewarding performance that leads to the creation of stockholder value.

Determining Executive Compensation

        In determining compensation levels of our executive officers, our Compensation Committee considers the compensation objectives noted above, our financial status, the contributions that the management team had made to our business and trends in the industry in which we compete. Our Compensation Committee also considered the applicable terms of any employment agreements in effect with any of our executive officers. Currently, we have employment agreements with Dr. Bergstein, Mr. Hoberman and Mr. Gionco. Mr. Hoberman's employment agreement was entered into in January 2016. Other than for new hires, our Compensation Committee evaluates compensation annually at the beginning of any year for service provided in the prior year.

        Our Chief Executive Officer continues to evaluate the compensation and performance of each other executive and makes a recommendation to our Compensation Committee with respect to the compensation packages for our executive officers, as to:

  •
  the level of contributions made to the general management and guidance of the Company;

  •
  whether salaries should be increased;

  •
  the amount of bonuses to be paid, including the achievement of stated corporate and individual performance goals; and

  •
  whether or not equity incentive awards should be made.

        These recommendations are reviewed by our Compensation Committee and taken into account when our Compensation Committee makes a final determination on all such matters.

        The purpose of our executive compensation program is to set and maintain compensation at levels that are appropriate based on each executive's level of experience, performance and responsibility and competitive with those of other companies in our industry and our region that compete with us for executive talent. In addition, our executive compensation program ties a substantial portion of each executive's overall compensation to key strategic, financial and operational goals. We have provided, and expect to continue to provide, a portion of our executive compensation in the form of stock-based compensation, which we believe helps to retain our executives and aligns their interests with those of our stockholders by allowing them to participate in the long-term success of our Company.

        When setting target compensation and determining the annual incentive payouts for the named executive officers for fiscal year 2015, our Compensation Committee considered publicly available compensation data for the following companies in the biotechnology and pharmaceutical industry: Agenus Inc., Caladrius Biosciences, Inc., Cel-Sci Corp., ChemoCentryx Inc., CTI BioPharma Corp., CytRx Corporation, Dicerna Pharmaceuticals, Inc., Endocyte, Inc., Galectin Therapeutics Inc., Geron Corp., GlycoMimetics Inc., Idera Pharmaceuticals, Inc., Infinity Pharmaceuticals, Inc., Inovio Pharmaceuticals, Inc., Loxo Oncology, Inc., OncoGenex Pharmaceuticals, Inc., Oncomed Pharmaceuticals, Inc., Regulus Therapeutics, Inc., Sunesis Pharmaceuticals, Inc., Synta Pharmaceuticals Corp., TG Therapeutics, Inc., Threshold Pharmaceuticals, Inc., Verastem, Inc., and Vical, Inc.

Components of Our Executive Compensation Program

        Our executive compensation program consists of the following components:

Compensation Element	Purpose
Base salary	Base salary represents the fixed portion of an executive's annual compensation and is intended to recognize the executive's value to the Company based on skills and experience relative to the responsibilities of his position.
Annual performance-based cash bonuses	Annual cash incentive awards represent the portion of an executive's compensation that is intended to vary as a direct reflection of Company and individual performance for the year.
Stock-based awards	Long-term equity awards vest over a multi-year period and are intended to link the interests of executives to those of the stockholders and encourage retention.
Health and welfare benefits	These benefits are intended to provide competitive levels of medical, dental and disability coverage. Our executives participate in the same programs offered to all of our eligible employees.
Severance benefits

Certain of our executives have employment agreements that provide for severance benefits in certain circumstances. These severance benefits are intended to incentivize the executives to continue to create stockholder value in connection with change in control or other situations in which they could be terminated without cause.

        We do not, and do not expect in the future to, have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among the different forms of non-cash compensation. Instead, our Compensation Committee, after reviewing data it considers relevant, has determined subjectively what it believes to be the appropriate level and mix of the various compensation components. Ultimately, the objective in allocating between long-term and currently paid compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for our Company and our stockholders.

        Our employment agreements with Dr. Bergstein, Mr. Hoberman and Mr. Gionco contain provisions relating to base salaries, annual bonuses and severance and change in control arrangements. Details of these employment agreements are provided below under the heading "Employment Agreements."

2015 Executive Compensation

Base Salary

        We use base salaries to recognize the experience, skills, knowledge and responsibilities of our employees, including our executive officers. Base salaries for our named executive officers initially were established through arm's-length negotiation at the time the executive was hired, taking into account the position for which the executive was considered and the executive's qualifications, prior experience and prior salary. Our Compensation Committee evaluates base salaries on an annual basis.

        For 2015, Dr. Bergstein's annual base salary was increased to $517,500 (3.5% increase from 2014), and each of Mr. Hoberman's and Dr. Rowinsky's salaries were increased to $414,000 (which represented increases of 3.5% from 2014). Mr. Gionco's annual base salary was increased to $284,625 (3.5% increase from 2014). We believe that the base salaries for our named executive officers are aligned with our executive compensation objectives stated above and are competitive with those provided by similarly situated companies. In approving these salary increases, our Compensation Committee considered the factors discussed above, including the qualifications, prior experience and prior salary of each of the executives, and various Company accomplishments under their leadership.

        We expect that our Compensation Committee will continue to annually review and evaluate, with input from our Chief Executive Officer, the need for adjustment of the base salaries of our executives based on changes and expected changes in the scope of an executive's responsibilities, including promotions, the individual contributions made by and performance of the executive during the prior year, the executive's performance over a period of years, overall labor market conditions, the relative ease or difficulty of replacing the executive with a well-qualified person, our overall growth and development as a company, general salary trends in our industry and among our peer group and where the executive's salary falls in the salary range presented by that data. In making decisions regarding salary increases, we may also draw upon the experience of members of our Board of Directors with other companies.

Annual Cash Bonus

        For 2015, our Compensation Committee adopted an annual cash bonus program primarily based upon the achievement of specified annual corporate goals that it established in advance. Our annual cash bonus program emphasizes pay-for-performance and is intended to closely align executive compensation with achievement of specified operating results. The performance goals established by our Compensation Committee are based on the business strategy of the Company and the objective of building stockholder value.

        Our process for determining if and the extent to which an annual cash bonus will be payable to a named executive officer consists of three steps. First, at the beginning of the year, our Compensation Committee determines the target annual cash incentive award for the named executive officer based on a percentage of the officer's annual base salary for that year. Second, our Compensation Committee establishes the specific performance goals that must be met for the officer to receive the award. Third, shortly after the end of the year, the Compensation Committee determines the extent to which these performance goals were met and determines the amount of the award. Our Compensation Committee works with our Chief Executive Officer to develop corporate goals that they believe can be reasonably achieved with hard work over the course of the year.

        For 2015, our Compensation Committee set the annual bonus opportunities of the NEOs at the following percentages of their base salary:

	Target Annual Cash Bonus
Executive	(as a % of Annual Base Salary)	($)
Ivan Bergstein, M.D.	75%	388,125
Kenneth Hoberman	50%	207,000
David Gionco	50%	142,313
Eric Rowinsky, M.D.(1)	50%	207,000

(1)
Because Dr. Rowinsky separated prior to the end of 2015, he was not eligible to receive a bonus for 2015.

2015 Corporate Performance Goals

        Our 2015 annual incentive awards were based, in large part, upon the achievement of a combination of clinical and regulatory goals related to our products (weighted at an aggregate of 95% of the target awards) and subjective goals relating to human resources functions and management (weighted at 5% of the target awards). The goals were achieved at an aggregate level of 99% reflecting the successful achievement of clinical, regulatory, operational, financial, human resources, and other goals as well as reach goals. The Compensation Committee considered performance against these goals in determining the amounts paid as annual incentive awards in 2015, as well as its subjective assessment of our executives' contributions to Company performance.

Stock-Based Awards

        Our equity award program is the primary vehicle for offering long-term incentives to our executives. While we do not have any equity ownership guidelines for our executives, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, the vesting feature of our equity awards contributes to executive retention by providing an incentive for our executives to remain in our employ during the vesting period. Under our 2012 Equity Plan (and our proposed 2016 Equity Plan), the Compensation Committee or the Board of Directors may grant stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights and other stock-based equity awards.

        Historically, our equity awards have been granted in the form of stock options and/or restricted stock. Because our executives profit from stock options only if our stock price increases relative to the stock option's exercise price, we believe stock options provide meaningful incentives for our executives to achieve increases in the value of our stock over time. The exercise price of all stock options granted in 2015 was equal to the fair market value of shares of our common stock on the date of grant, which was determined by reference to the closing market price of our common stock on the date of grant. The stock options and restricted stock awards that we granted to our executives in 2015 vest over a period of four years following the grant date.

        We expect that our Compensation Committee will continue to use equity awards to compensate our executive officers in the form of initial grants in connection with the commencement of employment and may make greater use of equity awards on an annual basis to our executive officers. We may also make additional discretionary grants, typically in connection with the promotion of an employee, to reward an employee, for retention purposes or in other circumstances recommended by management.

Benefits and Other Compensation

        We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. We maintain a health benefits program that is provided to all employees. All of our executives are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees.

        In certain circumstances, we may award cash signing bonuses or may reimburse relocation expenses when executives first join us as employees. Whether a signing bonus is paid or relocation expenses are reimbursed, the amount of either such benefit is determined by our Board of Directors on a case-by-case basis based on the specific hiring circumstances and the recommendation of our Chief Executive Officer.

Severance and Change in Control Benefits

        Pursuant to employment agreements we have entered into with our named executive officers, Messrs. Bergstein, Hoberman and Gionco are entitled to severance benefits in the event of the termination of their employment under specified circumstances, including termination following a change in control of our Company. Please refer to "Employment Agreements" for a more detailed discussion of these benefits. We have provided estimates of the value of the severance payments made and other benefits provided to executives under various termination circumstances, which is presented in connection with "Executive Compensation" beginning on page 22.

        We believe that providing these benefits helps us compete for executive talent. Based on the substantial business experience of our executive officers, we believe that our severance and change in control benefits are generally in line with severance packages offered to executives of companies at comparable stages of development in our industry and related industries.

Minimum Holding Policy

        The Company maintains a minimum holding policy for equity awards granted to executive officers. This policy, which became effective January 1, 2016, provides that every executive officer of the Company is required to retain at least 50% of the "net shares" received upon exercise or settlement of stock options granted by the Company (whether time-based or performance-based) for a period of at least twelve months, or, if earlier, until (i) the executive's satisfaction of share ownership requirements under guidelines adopted by the Company from time to time or (ii) the termination of the executive's employment. For these purposes "net shares" are those shares held by the executive after deducting any shares withheld by the Company or sold by the executive for the sole purpose of satisfying the exercise price and/or the executive's tax liabilities and related fees, if any, related to the exercise or settlement event.

Clawback Policy

        The Company maintains a compensation recoupment policy that became effective January 1, 2016. This policy provides that in the event the Company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements under the U.S. securities laws, it will seek to recover incentive-based compensation (including equity compensation) received by any current or former executive officer during the three-year period preceding the date on which the accounting restatement was required to be made. The amount to be recovered is the excess of the amount paid calculated by reference to the erroneous data, over the amount that would have been paid to the executive officer calculated using the corrected data. This compensation recovery would be applied regardless of whether the executive officer engaged in misconduct or otherwise caused or contributed to the requirement for the restatement.

        In addition, the policy provides that the Company will seek reimbursement of any non-equity incentive compensation paid to any current or former employee or executive officer after January 1, 2016 and within 12 months prior to the date the Company determines that such person engaged in misconduct, where (i) the payment was predicated upon the achievement of specified financial results, (ii) the financial results were subsequently the subject of a restatement or other material adjustment, (iii) in the Compensation Committee's view the individual engaged in misconduct which caused or contributed to the need for the restatement or material adjustment, and (iv) a lower payment would have been made to the individual based upon the correct financial results. In each such instance, the Company will seek to recover the individual's entire non-equity incentive compensation payment for the relevant periods.

 REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis set forth above. Based on the review and discussions noted above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the SEC.

By the Compensation Committee of the Board of Directors,
Eric L. Dobmeier, Chairperson Ron Bentsur J. Kevin Buchi Alan Forman
Dated April 8, 2016
New York, New York

RISK ASSESSMENT OF COMPENSATION PROGRAMS

        The Compensation Committee has reviewed with management the design and operation of our incentive compensation arrangements for all employees, including executive officers, for the purpose of determining whether such programs might encourage inappropriate risk-taking that could have a material adverse effect on the Company. Management and the Compensation Committee reviewed the Company's incentive compensation arrangements for the purpose of identifying any aspects of such programs that might encourage behaviors that could exacerbate business risks. In conducting this assessment, the Compensation Committee considered, among other things, the performance objectives used in connection with these incentive awards and the features of the Company's compensation program that are designed to mitigate compensation-related risk. The Compensation Committee concluded that any risks arising from the Company's compensation plans, policies and practices are not reasonably likely to have a material adverse effect on the Company.

EXECUTIVE COMPENSATION

        The following table sets forth the total compensation awarded to, earned by or paid to our named executive officers during 2015, 2014 and 2013.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Ivan Bergstein, M.D.	2015	517,500	385,214	791,595	1,583,405	400,000	—	3,677,714
President and Chief Executive	2014	500,000	375,000	722,893	1,463,207	75,000	—	3,136,100
Officer	2013	449,714	321,145	1,235,306	—	916,417	—	2,922,582
Kenneth Hoberman(5)	2015	414,000	205,448	383,969	768,029	—	—	1,771,446
Chief Operating Officer	2014	400,000	200,000	375,374	759,820	40,000	—	1,775,194
	2013	364,583	187,500	—	—	283,366	—	835,449
David Gionco(6)	2015	284,625	141,245	182,212	364,487	—	—	972,569
Vice President of Finance	2014	263,542	96,250	654,600	657,414	19,250	10,413	1,701,469
and Chief Accounting Officer	2013	—	—	—	—	—	12,950	12,950
Eric K. Rowinsky, M.D.(7).	2015	341,250	—	383,969	768,029	—	81,345	1,574,593
Former Executive Vice President, Chief	2014	400,000	200,000	350,349	709,153	40,000	—	1,699,502
Medical Officer and Head of	2013	341,663	175,000	1,961,440	—	277,500	191,592	2,947,195
Research and Development

(1)
The amounts in the "Stock Awards" column reflect the aggregate grant date fair value of restricted stock granted during the year computed in accordance with the provisions of FASB ASC Topic 718. The assumptions used in calculating these amounts are incorporated by reference to Note 2 to the financial statements in our annual report on Form 10-K filed with the SEC on March 14, 2016.

(2)
The amounts in the "Option Awards" column reflect the aggregate grant date fair value of stock options granted during the year computed in accordance with the provisions of FASB ASC Topic 718. The assumptions used in calculating these amounts are incorporated by reference to Note 2 to the financial statements in our annual report on Form 10-K filed with the SEC on March 14, 2016.

(3)
In 2013, non-equity incentive plan compensation also included incentives earned by Dr. Bergstein, Mr. Hoberman and Dr. Rowinsky resulting from the successful completion of the Company's IPO in January of that year. During 2014, non-equity incentive plan compensation includes cash incentive awards earned by Dr. Bergstein, Mr. Hoberman, Dr. Rowinsky, and Mr. Gionco based on the Board of Directors' evaluation of the NEO's performance against certain reach goals and objectives. During 2015, Dr. Bergstein earned a $400,000 cash award based upon certain performance objectives met by the Company.

(4)
Categories and values of awards reported in "All Other Compensation" are set forth in the following table:

Name and Principal Position	Year	Relocation Expenses ($)	Commuting Allowance ($)	Severance Payments and Benefit ($)		Other Payments ($)	Total ($)
Ivan Bergstein, M.D.	2015	—	—	—		—	—
Kenneth Hoberman	2015	—	—	—		—	—
David Gionco	2015	—	—	—		—	—
Eric K. Rowinsky, M.D.	2015	—	—	81,345	(1)	—	81,345
(1)
Represents the aggregate amounts paid by the Company to Dr. Rowinsky in 2015, after his separation from the Company.
(5)
Mr. Hoberman commenced his employment with the Company in February 2012 as Vice President of Operations and was appointed Chief Operating Officer of the Company in March 2013.

(6)
Mr. Gionco served as a consultant to the Company from December 16, 2013 until January 16, 2014, and assumed the duties of the Chief Accounting Officer on December 16, 2013. Mr. Gionco commenced his employment as Vice President, Finance and Chief Accounting Officer of the Company on January 16, 2014.

(7)
Dr. Rowinsky served as Chief Executive Vice President, Chief Medical Officer and Head of Research and Development from Jan. 9, 2012 until October 27, 2015.

        The following table sets forth information regarding grants of plan-based awards to our named executive officers during 2015.

Grants of Plan Based Awards in 2015

				Estimated Future Payouts Under Equity Incentive Plan Awards Target (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)
						All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
					All Other Stock Awards: Number of Shares of Stock or Units(#)(2)
	Grant Date
Name		Target	Maximum
Ivan Bergstein, M.D.		388,125	504,562
	03/06/15	—	—	—	50,260	—	—	791,595
	03/06/15	—	—	—	—	142,668	15.75	1,583,405
Kenneth Hoberman		207,000	269,100
	03/06/15	—	—	—	24,379	—	—	383,969
	03/06/15	—	—	—	—	69,201	15.75	768,029
David Gionco		142,313	185,006
	03/06/15	—	—	—	11,569	—	—	182,212
	03/06/15	—	—	—	—	32,841	15.75	364,487
Eric K. Rowinsky, M.D.		207,000	269,100
	03/06/15	—	—	—	24,379	—	—	383,969
	03/06/15	—	—	—	—	69,201	15.75	768,029

(1)
Represents the annual incentive opportunity for 2015 under the annual cash bonus program.

(2)
Represents shares of restricted stock that are scheduled to vest as to 25% of the shares on each of the first four anniversaries of the grant date provided the executive is providing services on each such anniversary.

(3)
Represents stock options that are scheduled to vest as to 25% of the shares on each of the first four anniversaries of the grant date provided the executive is providing services on each such anniversary.

(4)
The amounts in the "Grant Date Fair Value of Stock and Option Awards" column reflect the grant date fair value of stock and option awards granted in 2015 calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating these amounts are incorporated by reference to Note 2 to the financial statements in our annual report on Form 10-K filed with the SEC on March 14, 2016.

Employment Agreements

        During 2015, Ivan Bergstein, M.D., our President and Chief Executive Officer, David Gionco, our Vice President of Finance and Chief Accounting Officer, and Eric K. Rowinsky, M.D., our former Vice President, Chief Medical Officer and Head of Research and Development, had employment agreements with the Company. These employment agreements provide that employment will continue until either we or the employee provides written notice of termination in accordance with the terms thereof. In addition, each of these executive officers is bound by non-competition, confidentiality and employee and customer non-solicitation restrictions that, among other things, prevent the executive from competing with us during the term of his employment and for a specified time thereafter. Dr. Rowinsky's employment agreement terminated upon his separation on October 27, 2015. Kenneth Hoberman, our Vice President of Operations and Chief Operating Officer, entered into an employment agreement with the Company in January 2016.

Ivan Bergstein, M.D.

        In June 2012, we entered into an amended and restated employment agreement with Dr. Bergstein, which became effective on the effective date of the registration statement relating to our initial public offering. The employment agreement provided for an initial annual base salary of $458,779, subject to increase by the Company and annual increases based on a Consumer Price Index, and a target annual performance bonus based on a percentage of Dr. Bergstein's annual base salary, subject to increase by the Company. For 2015, Mr. Bergstein's base salary was $517,500, and his target annual performance bonus was 75% of base salary. Dr. Bergstein is also eligible to receive bonuses, in amounts and forms to be determined by the Board of Directors, upon our achieving specified clinical development, financial and operational milestones. If we terminate Dr. Bergstein without "cause" or for "disability," or if he terminates his employment with us for "good reason" (each as defined in his employment agreement), we are obligated to pay Dr. Bergstein a sum equal to 24 months of his then-current base salary in a lump sum six months following such termination, any unpaid annual performance and other bonuses earned in the prior year or the current year, provide continuing coverage under our group medical benefits for up to six months following such termination. In the event a change in control occurs within one year of a termination without cause or for good reason, we are obligated to pay Dr. Bergstein a lump sum payment equivalent to 2.99 times the aggregate of his then-current base salary and target annual performance bonus (less any severance amounts already received).

David G. Gionco

        We entered into an employment agreement with David G. Gionco in January 2014. The employment agreement provides for an initial annual base salary of $275,000, subject to increase by the Company at any time in its sole discretion. Mr. Gionco is also eligible to receive an annual cash bonus, not to exceed 35% of his then-base salary, subject to the achievement of performance goals established by the Company. The Compensation Committee in February 2016 authorized Mr. Gionco's annual target annual bonus to be increased to 50% of his current salary. If the Company terminates his employment without cause or if he resigns his employment for good reason, he will be entitled to a severance payment equal to 12 months' base salary and reimbursement for a portion of the premiums for continuing healthcare coverage under COBRA for a period of 12 months.

Eric K. Rowinsky, M.D.

        We entered into an employment agreement with Dr. Rowinsky in November 2011. The employment agreement provided for an annual base salary ranging between $350,000 and $425,000 according to our market capitalization, measured annually. Dr. Rowinsky was eligible to receive an annual cash bonus as a percentage of his base salary, based on Dr. Rowinsky's performance and our market capitalization. For 2015, Dr. Rowinsky's base salary was $414,000, and his target annual performance bonus was 50% of base salary.

        Dr. Rowinsky separated from the Company on October 27, 2015, at which time his employment agreement terminated. The terms of Dr. Rowinsky's Separation Agreement are described below under "Potential Payments upon Termination or Change in Control."

Outstanding Equity Awards at December 31, 2015

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Ivan Bergstein, M.D.	271,057	(1)	—		2.21	3/22/2020	21,643	136,567	(15)
	90,352	(2)	—		2.92	3/8/2021	50,260	317,141	(16)
	152,469	(3)	28,235	(3)	3.30	3/9/2022	—	—
	19,414	(4)	58,241	(4)	25.05	2/14/2024	—	—
	—		142,668	(5)	15.75	3/6/2025	—	—
Kenneth Hoberman	12,281	(6)	—		2.21	3/22/2020	11,238	70,912	(17)
	36,140	(7)	—		2.92	3/8/2021	24,379	153,831	(18)
	80,637	(8)	16,943	(8)	3.30	3/9/2022	—	—
	10,082	(9)	30,243	(9)	25.05	2/14/2024	—	—
	—		69,201	(10)	15.75	3/6/2025	—	—
David Gionco	7,500	(11)	32,500	(11)	21.82	1/16/2024	22,500	141,975	(19)
	—		32,841	(12)	15.75	3/6/2025	11,569	73,000	(20)
Eric K. Rowinsky, M.D.	9,409	(13)	28,227	(13)	25.05	2/14/2024	49,868	314,667	(21)
	—		69,201	(14)	15.75	3/6/2025	10,489	66,186	(22)
	—		—		—	—	24,379	153,831	(23)

(1)
Represents an option to purchase up to 271,057 shares of our common stock granted to Dr. Bergstein on March 22, 2010. The shares underlying this option vested and became exercisable upon the successful completion of our IPO in January 2013.

(2)
Represents an option to purchase 90,352 shares of our common stock granted to Dr. Bergstein on March 8, 2011. Of the 90,352 shares underlying the option award, 45,176 vested and became exercisable over four years, beginning one year after the date of grant, and the remaining 45,176 vested and became exercisable upon the successful completion of our IPO in January 2013.

(3)
Represents an option to purchase 180,704 shares of our common stock granted to Dr. Bergstein on March 9, 2012. Of the 180,704 shares underlying the option award, 22,588 shares vested on January 1, 2013. An additional 22,588 shares vested upon the completion of our IPO in January 2013. 67,764 shares vested and became exercisable on a quarterly basis over a three-year period beginning with the successful completion of our IPO in January 2013. An additional 67,764 shares vested on a quarterly basis beginning on April 1, 2013 over a three-year period.

(4)
Represents an option to purchase 77,655 shares of our common stock granted to Dr. Bergstein on February 14, 2014. These stock options granted to Dr. Bergstein are scheduled to vest 25% of the shares on each of the first four anniversaries of the grant date provided the executive is providing services on each such anniversary.

(5)
Represents an option to purchase 142,668 shares of our common stock granted to Dr. Bergstein on March 6, 2015. These stock options granted to Dr. Bergstein are scheduled to vest 25% of the shares on each of the first four anniversaries of the grant date provided the executive is providing services on each such anniversary.

(6)
Represents an option to purchase up to 63,246 shares of our common stock granted to Mr. Hoberman on March 22, 2010. The shares underlying this option vested and became exercisable upon our IPO in January 2013.

(7)
Represents an option to purchase 36,140 shares of our common stock granted to Mr. Hoberman on March 8, 2011. Of the 36,410 shares underlying the option award, 18,070 vested and became exercisable over four years, beginning one year after the date of grant, and the remaining 18,070 vested and became exercisable upon the successful completion of our IPO in January 2013.

(8)
Represents an option to purchase 97,580 shares of our common stock granted to Mr. Hoberman on March 9, 2012. Of the 97,580 shares underlying the option award, 13,552 shares vested on March 1, 2013. 40,659 shares will vest quarterly over a three-year period with the first vesting date being June 1, 2013. An additional 32,527 shares will vest quarterly over a three-year period with the first vesting date being April 30, 2014. The remaining 10,842 shares vested on January 31, 2014, the one-year anniversary of the successful completion of our IPO in January 2013.

(9)
Represents an option to purchase 40,325 shares of our common stock granted to Mr. Hoberman on February 14, 2014. These stock options granted to Mr. Hoberman are scheduled to vest 25% of the shares on each of the first four anniversaries of the grant date provided the executive is providing services on each such anniversary.

(10)
Represents an option to purchase 69,201 shares of our common stock granted to Mr. Hoberman on March 6, 2015. These stock options granted to Mr. Hoberman are scheduled to vest 25% of the shares on each of the first four anniversaries of the grant date provided the executive is providing services on each such anniversary.

(11)
Represents an option to purchase 40,000 shares of our common stock granted to Mr. Gionco on January 16, 2014 upon commencement of his employment. These stock options granted to Mr. Gionco are scheduled to vest 7,500, 10,000, 11,250 and 11,250 shares, respectively, on each of the first four anniversaries of the grant date provided the executive is providing services on each such anniversary.

(12)
Represents an option to purchase 32,841 shares of our common stock granted to Mr. Gionco on March 6, 2015. These stock options granted to Mr. Gionco are scheduled to vest 25% of the shares on each of the first four anniversaries of the grant date provided the executive is providing services on each such anniversary.

(13)
Represents an option to purchase 37,636 shares of our common stock granted to Dr. Rowinsky on February 14, 2014. These stock options granted to Dr. Rowinsky are scheduled to vest 25% of the shares on each of the first four anniversaries of the grant date, subject to potential acceleration pursuant to Dr. Rowinsky's separation agreement.

(14)
Represents an option to purchase 69,201 shares of our common stock granted to Dr. Rowinsky on March 6, 2015. These stock options granted to Dr. Rowinsky are scheduled to vest 25% of the shares on each of the first four anniversaries of the grant date, subject to potential acceleration pursuant to Dr. Rowinsky's separation agreement.

(15)
Represents 28,858 shares of restricted stock granted to Dr. Bergstein on February 14, 2014 of which 25% is scheduled to vest on each of the first four anniversaries of the grant date, provided Dr. Bergstein is providing services on each such anniversary. The value represents the number of unvested shares of restricted stock outstanding multiplied by the closing market price of our stock on December 31, 2015.

(16)
Represents 50,260 shares of restricted stock granted to Dr. Bergstein on March 6, 2015 of which 25% is scheduled to vest on each of the first four anniversaries of the grant date, provided Dr. Bergstein is providing services on each such anniversary. The value represents the number of unvested shares of restricted stock outstanding multiplied by the closing market price of our stock on December 31, 2015.

(17)
Represents 14,985 shares of restricted stock granted to Mr. Hoberman on February 14, 2014 of which 25% is scheduled to vest on each of the first four anniversaries of the grant date, provided Mr. Hoberman is providing services on each such anniversary. The value represents the number of unvested shares of restricted stock outstanding multiplied by the closing market price of our stock on December 31, 2015.

(18)
Represents 24,379 shares of restricted stock granted to Mr. Hoberman on March 6, 2015 of which 25% is scheduled to vest on each of the first four anniversaries of the grant date, provided Mr. Hoberman is providing services on each such anniversary. The value represents the number of unvested shares of restricted stock outstanding multiplied by the closing market price of our stock on December 31, 2015.

(19)
Represents 30,000 shares of restricted stock granted to Mr. Gionco on January 16, 2014 upon commencement of his employment. This restricted stock granted to Mr. Gionco is scheduled to vest 25% of the shares on each of the first four anniversaries of the grant date, provided Mr. Gionco is providing services on each such anniversary. The value represents the number of unvested shares of restricted stock outstanding multiplied by the closing market price of our stock on December 31, 2015.

(20)
Represents 11,569 shares of restricted stock granted to Mr. Gionco on March 6, 2015 of which 25% is scheduled to vest on each of the first four anniversaries of the grant date, provided Mr. Gionco is providing services on each such anniversary. The value represents the number of unvested shares of restricted stock outstanding multiplied by the closing market price of our stock on December 31, 2015.

(21)
Represents 149,614 shares of restricted stock granted to Dr. Rowinsky on April 24, 2013, of which 18,701 vested on the Company's achievement of an average market capitalization of $250 million and 31,177 shares time vested on November 25, 2013. The remainder of the restricted shares underlying the award vest as to 24,934 shares on each one-year anniversary of the grant date from April 24, 2014 through April 24, 2017. The value represents the number of unvested shares of restricted stock outstanding multiplied by the closing market price of our stock on December 31, 2015.

(22)
Represents 13,986 shares of restricted stock granted to Dr. Rowinsky on February 14, 2014 of which 25% is scheduled to vest on each of the first four anniversaries of the grant date, provided Dr. Rowinsky is providing services on each such anniversary. The value represents the number of unvested shares of restricted stock outstanding multiplied by the closing market price of our stock on December 31, 2015.

(23)
Represents 24,379 shares of restricted stock granted to Dr. Rowinsky on March 6, 2015 of which 25% is scheduled to vest on each of the first four anniversaries of the grant date, provided Dr. Rowinsky is providing services on each such anniversary. The value represents the number of unvested shares of restricted stock outstanding multiplied by the closing market price of our stock on December 31, 2015.

Options Exercised and Stock Vested in 2015

        The following table presents information concerning stock options exercised by the named executive officers in 2015 and stock awards held by our named executive officers that vested in 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Ivan Bergstein, M.D.	—	—	36,172	$343,885
Kenneth Hoberman	27,105	$334,408	3,747	52,720
David Gionco	—	—	7,500	111,825
Eric K. Rowinsky, M.D.	112,202	365,417	28,431	462,609

(1)
The amounts in this column were calculated by determining the difference between the market price of the underlying securities at exercise and the exercise price of the options and then multiplying this amount by the number of options exercised.

(2)
The value realized represents the number of shares of restricted stock vested multiplied by the market value of the underlying shares on the vesting date.

Potential Payments upon Termination or Change in Control

        The following tables set forth information regarding potential payments that each named executive officer who was serving as an executive officer as of December 31, 2015 would have received if the executive officer's employment had terminated as of December 31, 2015 under the circumstances set forth below. For purposes of this analysis, we assumed the executive's compensation as current base salary, target annual incentive opportunity and target long-term incentive opportunity, each as of December 31, 2015. Each column assumes the named executive officer's date of termination is December 31, 2015 and the price per share of our common stock on this date was $6.31.

Ivan Bergstein, M.D.

	Potential Payments Upon Termination without a Change in Control			Potential Payments Upon Termination with a Change in Control
Executive Benefits and Payments Upon Termination	Voluntary Termination	Involuntary or Good Reason Termination(1)	For Cause Termination	Involuntary or Good Reason Termination(2)	Disability(3)	Death(4)
Cash Severance:	—	$1,820,214	—	$3,107,819	$1,820,214	$785,214
Long-term Incentives:
Accelerated Vesting of Restricted Stock	—	—	—	453,708	—	—
Accelerated Vesting of Options	—	—	—	84,987	—	—
Post-termination Health Care Benefits:	—	9,485	—	9,485	9,485	—
Total:	—	1,829,699	—	3,655,999	1,829,699	785,214

(1)
Pursuant to Dr. Bergstein's employment agreement, in the event of his termination without cause or resignation for good reason, he would be entitled to severance equal to 24 months' salary, any annual performance bonus and additional bonus payment earned but not yet paid, and health care coverage for 6 months.

(2)
Pursuant to Dr. Bergstein's employment agreement, he would receive enhanced severance equal to 2.99 times his base salary plus annual performance bonus if a change in control occurs within one year of a termination without cause or resignation for good reason. Pursuant to the amendments made to the 2012 Equity Incentive Plan and Amended and Restated 2004 Employee, Director and Consultant Stock Plan, if there is a change of control, the amendment provides for accelerated vesting if the successor company does not assume the existing grants or if grants are assumed by a successor company and an employee is terminated or resigns under certain circumstances in the 24 months following a change of control. Dr. Bergstein's payments and benefits would be subject to potential reduction under the "best net" 280G provision included in his employment agreement. The amounts shown in the table above have not been reduced for such purposes.

(3)
Pursuant to Dr. Bergstein's employment agreement, in the event of his termination due to disability, he would receive the same severance amount as if he were terminated without cause or resigned for good reason, plus any disability benefits provided under applicable benefit plans.

(4)
Pursuant to Dr. Bergstein's employment agreement, in the event of his termination due to death, he would receive, any annual performance bonus and additional bonus payment earned but not yet paid and death benefits under applicable benefit plans.

Kenneth Hoberman

	Potential Payments Upon Termination without a Change in Control			Potential Payments Upon Termination with a Change in Control
Executive Benefits and Payments Upon Termination(1)	Voluntary Termination	Involuntary or Good Reason Termination	For Cause Termination	Involuntary or Good Reason Termination(2)	Disability	Death
Cash Severance:	—	—	—	—	—	—
Long-term Incentives:
Accelerated Vesting of Restricted Stock	—	—	—	224,743	—	—
Accelerated Vesting of Options	—	—	—	50,998	—	—
Post-termination Health Care Benefits:	—	—	—	—	—	—
Total:	—	—	—	275,741	—	—

(1)
Mr. Hoberman was not party to an employment agreement in 2015.

(2)
Pursuant to the amendments made to the 2012 Equity Incentive Plan and Amended and Restated 2004 Employee, Director and Consultant Stock Plan, if there is a change of control, the amendment provides for accelerated vesting if the successor company does not assume the existing grants or if grants are assumed by a successor company and an employee is terminated or resigns under certain circumstances in the 24 months following a change of control.

David Gionco

	Potential Payments Upon Termination without a Change in Control			Potential Payments Upon Termination with a Change in Control
Executive Benefits and Payments Upon Termination	Voluntary Termination	Involuntary or Good Reason Termination(1)	For Cause Termination	Involuntary or Good Reason Termination(2)	Disability	Death
Cash Severance:	—	$284,625	—	$284,625	—	—
Long-term Incentives:
Accelerated Vesting of Restricted Stock	—	—	—	214,975	—	—
Accelerated Vesting of Options	—	—	—	—	—	—
Post-termination Health Care Benefits:	—	18,971	—	18,971	—	—
Total:	—	303,596	—	518,571	—	—

(1)
Pursuant to Mr. Gionco's employment agreement, in the event of his termination without cause or resignation for good reason, he would be entitled to severance equal to 12 months' salary and health care coverage for 12 months.

(2)
Pursuant to Mr. Gionco's employment agreement, in the event of his termination with a change in control, he would be entitled to severance equal to 12 months' salary and health care coverage for 12 months. Pursuant to the amendments made to the 2012 Equity Incentive Plan and Amended and Restated 2004 Employee, Director and Consultant Stock Plan, if there is a change of control, the amendment provides for accelerated vesting if the successor company does not assume the existing grants or if grants are assumed by a successor company and an employee is terminated or resigns under certain circumstances in the 24 months following a change of control.

Eric Rowinsky, M.D.

        Dr. Rowinsky entered into a Separation Agreement with the Company in October 2015. Under the terms of the Separation Agreement and contingent on Dr. Rowinsky's compliance with protective covenants contained in his agreements with the Company, Dr. Rowinsky will receive: (i) cash payments in a total gross amount of $90,000, payable over a three month period ending January 15, 2016, (ii) a one-time cash payment of $8,595, payable on or about the Separation Date, and (iii) cash payments in a total gross amount of $696,494, payable over a 12 month period commencing at the end of January 2016. A portion of these payments represented accrued vacation and premiums for continuing health coverage under COBRA. In connection with his separation, Dr. Rowinsky executed a general release and waiver of claims to the Company.

        Pursuant to the Separation Agreement, Dr. Rowinsky shall serve as a consultant to the Company for two years. During the consulting period, Dr. Rowinsky's restricted stock and option awards that were outstanding as of the separation date will continue to vest and be subject to the terms and conditions of the Company's stock plans and the respective award agreements under which they were granted. If Dr. Rowinsky remains a consultant through October 27, 2017, Dr. Rowinsky's then-outstanding and unvested restricted stock and option awards will become fully-vested. The continued vesting and accelerated vesting described above is contingent on Dr. Rowinsky's compliance with the protective covenants contained in his agreements with the Company.

Director Compensation

        For 2015, our non-employee directors were compensated for service on our Board of Directors as follows:

  •
  an annual retainer for our directors for service on our Board of Directors of $40,000;

  •
  for members of our Audit Committee, an annual fee of $7,500 ($15,000 for the chair);

  •
  for members of our Nominating Committee, an annual fee of $3,750 ($7,500 for the chair);

  •
  for members of our Compensation Committee, an annual fee of $5,000 ($10,000 for the chair);

  •
  for any lead director of our Board of Directors, an additional annual fee of $20,000; and

  •
  for continuing service on our Board of Directors, an annual grant of 20,000 options, which vest annually in equal installments over a three-year period.

        In addition, we will continue to reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending Board of Directors meetings.

2015 Director Compensation

Name(1)	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)
Ron Bentsur	52,500	127,600	200,274	380,374
J. Kevin Buchi	60,000	127,600	200,274	387,874
Eric L. Dobmeier	53,750	127,600	200,274	381,624
Kenneth Zuerblis	58,750	127,600	200,274	386,624
Alan Forman	35,605	63,800	250,343	349,748

(1)
Fees earned or paid in cash reflect annual retainer and committee meeting fees to our non-employee directors for continuing service on our Board of Directors.

(2)
Stock awards granted to directors vest in equal yearly installments over a three-year period from the date of grant. Stock awards to directors represent compensation for services performed on the Board of Directors. The amounts in the "Stock Awards" column reflect the aggregate grant date fair value of restricted stock granted during the year computed in accordance with the provisions of FASB ASC Topic 718. The assumptions used in calculating these amounts are incorporated by reference to Note 2 to the financial statements in our annual report on Form 10-K filed with the SEC on March 14, 2016.

(3)
Stock options granted to directors vest in equal yearly installments over a three-year period from the date of grant. Stock options to directors are granted on an annual basis and represent compensation for services performed on the Board of Directors. The amounts in the "Option Awards" column reflect the aggregate grant date fair value of stock options granted during the year computed in accordance with the provisions of FASB ASC Topic 718. The assumptions used in calculating these amounts are incorporated by reference to Note 2 to the financial statements in our annual report on Form 10-K filed with the SEC on March 14, 2016.

 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The current members of our Compensation Committee are Eric L. Dobmeier, Ron Bentsur, J. Kevin Buchi and Alan Forman. No member of our Compensation Committee during fiscal year 2015 or as of the date of this proxy statement, is or has been an officer or employee of Stemline, nor has any member of our Compensation Committee had any relationship with Stemline requiring further disclosure.

        During the last fiscal year, none of our executive officers served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, whose executive officers either served as a member of our Compensation Committee or our Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of the shares of our common stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of any Forms 3, 4 or 5 that they file. The SEC rules require us to disclose late filings of initial reports of stock ownership and changes in stock ownership by our directors, executive officers and 10% stockholders. Based solely on a review of copies of the Forms 3, 4 and 5 furnished to us by reporting persons and any written representations furnished by certain reporting persons, we believe that during the fiscal year ended December 31, 2015, all Section 16(a) reporting requirements applicable to our directors, executive officers and 10% stockholders were completed in a timely manner.

RELATED-PERSON TRANSACTIONS

Policy and Procedure

        Our Board of Directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a "related person," has a direct or indirect material interest.

        If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a "related person transaction," the related person must report the proposed related person transaction to our Chief Executive Officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our Audit Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, our Audit Committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of our Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by our Audit Committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

        A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by our Audit Committee after full disclosure of the related person's interest in the transaction. As appropriate for the circumstances, our Audit Committee will review and consider:

  •
  the related person's interest in the related person transaction;

  •
  the approximate dollar value of the amount involved in the related person transaction;

  •
  the approximate dollar value of the amount of the related person's interest in the transaction without regard to the amount of any profit or loss;

  •
  whether the transaction was undertaken in the ordinary course of our business;

  •
  whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

  •
  the purpose of, and the potential benefits to us of, the transaction; and

  •
  any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

        Our Audit Committee may approve or ratify the transaction only if our Audit Committee determines that, under all of the circumstances, the transaction is in our best interests. Our Audit Committee may impose any conditions on the related person transaction that it deems appropriate.

        In addition to the transactions that are excluded by the instructions to the SEC's related person transaction disclosure rule, our Board of Directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

  •
  interests arising solely from the related person's position as an executive officer of another entity (whether or not the person is also a director of such entity) that is a participant in the transaction, where (i) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (ii) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and (iii) the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

  •
  a transaction that is specifically contemplated by provisions of our charter or bylaws.

        The policy provides that transactions involving compensation of executive officers will be reviewed and approved by our Compensation Committee in the manner specified in its charter.

Related Person Transactions

        We did not have any related person transactions in 2015 and none are currently proposed.

 STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS,
AND 5% BENEFICIAL OWNERS

        The following table sets forth information with respect to the beneficial ownership of our common stock as of April 5, 2016 by:

  •
  each of our directors;

  •
  each of our NEOs;

  •
  all of our directors and executive officers as a group; and

  •
  each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 5, 2016 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise indicated in the footnotes below, we believe the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the footnotes below, the address of the beneficial owner is c/o Stemline Therapeutics, Inc., 750 Lexington Avenue, Eleventh Floor, New York, New York 10022.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Institutional Investors
Fidelity Investments (FMR LLC)	1,970,601	(1)	9.9
Franklin Advisers, Inc.	1,609,330	(2)	8.1
TimesSquare Capital Management, LLC	1,185,180	(3)	5.9
Directors and Named Executive Officers
Ivan Bergstein, M.D.	2,445,795	(4)	12.3
Kenneth Hoberman	472,724	(5)	2.4
Ron Bentsur	95,529	(6)	*
David G. Gionco	132,178	(7)	*
J. Kevin Buchi	43,773	(8)	*
Kenneth Zuerblis	41,964	(9)	*
Eric L. Dobmeier	37,964	(10)	*
Alan Forman	48,140	(11)	*
All directors and executive officers as a group (8 persons)	3,318,067	(12)	16.7
5% Stockholders
Ivan Bergstein, M.D.	2,445,795	(4)	12.3
Fidelity Investments (FMR LLC).	1,970,601	(1)	9.9
Franklin Advisers, Inc.	1,609,330	(2)	8.1
TimesSquare Capital Management, LLC	1,185,180	(3)	5.9

*
Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)
Based solely upon a Schedule 13G filed on February 12, 2016 by Fidelity Investments (FMR LLC). FMR LLC beneficially owns 1,970,601 shares of our common stock and has sole dispositive power as to 1,970,601 shares of our common stock. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(2)
Based solely upon a Schedule 13G filed on February 10, 2016 by Franklin Advisers, Inc. Franklin Advisers, Inc. owns 1,609,330 shares of our common stock and has sole dispositive power as to 1,609,330 shares of our common stock. The address of Franklin Advisers, Inc. is One Franklin Parkway, San Mateo, CA 94403-1906.

(3)
Based solely upon a Schedule 13G filed on February 10, 2016 by TimesSquare Capital Management, LLC. TimesSquare Capital Management, LLC owns 1,185,180 shares of our common stock, has sole voting power as to 1,161,780 shares of our common stock, and has sole dispositive power as to 1,185,180 shares of our common stock. The address of TimesSquare Capital Management, LLC is 7 Times Square, 42nd Floor, New York, NY 10036.

(4)
Based on the Form 4 filed on March 10, 2016 illustrating Dr. Bergstein owns 1,846,128 shares of our common stock. The amount illustrated in the table also includes 599,667 shares of our common stock underlying options that are exercisable as of April 5, 2016 or will become exercisable within 60 days after such date.

(5)
Based on the Form 4 filed on March 10, 2016 illustrating Mr. Hoberman owns 297,392 shares of our common stock. The amount illustrated in the table also includes 175,332 shares of our common stock underlying options that are exercisable as of April 5, 2016 or will become exercisable within 60 days after such date.

(6)
Based on the Form 4 filed on June 25, 2015 illustrating Mr. Bentsur owns 17,285 shares of our common stock. The amount illustrated in the table also includes 78,244 shares of our common stock underlying options that are exercisable as of April 5, 2016 or will become exercisable within 60 days after such date.

(7)
Based on the Form 4 filed on March 10, 2016 illustrating Mr. Gionco owns 106,467 shares of our common stock. The amount illustrated in the table also includes 25,711 shares of our common stock underlying options that are exercisable as of April 5, 2016 or will become exercisable within 60 days after such date.

(8)
Based on the Form 4 filed on June 25, 2015 illustrating Mr. Buchi owns 23,772 shares of our common stock. The amount illustrated in the table also includes 20,001 shares of our common stock underlying options that are exercisable as of April 5, 2016 or will become exercisable within 60 days after such date.

(9)
Based on the Form 4 filed on June 25, 2015 illustrating Mr. Zuerblis owns 21,963 shares of our common stock. The amount illustrated in the table also includes 20,001 shares of our common stock underlying options that are exercisable as of April 5, 2016 or will become exercisable within 60 days after such date.

(10)
Based on the Form 4 filed on June 25, 2015 illustrating Mr. Dobmeier owns 17,963 shares of our common stock. The amount illustrated in the table also includes 20,001 shares of our common stock underlying options that are exercisable as of April 5, 2016 or will become exercisable within 60 days after such date.

(11)
Based on the Form 4 filed on June 25, 2015 illustrating Mr. Forman owns 48,140 shares of our common stock. On April 5, 2016, Mr. Forman will not have any shares of our common stock underlying options that are exercisable as of April 5, 2016 or will become exercisable within 60 days after such date.

(12)
Includes 938,957 shares of common stock underlying options that are exercisable as of April 5, 2016 or will become exercisable within 60 days after such date.

PROPOSAL ONE: ELECTION OF DIRECTOR; NOMINEES

        Our Bylaws provide that the Board of Directors will consist of one or more members, as determined from time to time by resolution of the Board of Directors. Our Board of Directors currently consists of six members. The terms of two of our directors, Kenneth Zuerblis and J. Kevin Buchi are set to expire at our 2016 Annual Meeting. Our Board of Directors has determined to nominate Mr. Zuerblis for re-election to our Board of Directors. For information about the nominees and our Board of Directors generally, please see "Corporate Governance—Our Board of Directors" beginning on page 4. If elected, the Class I nominee will hold office for a three-year term, and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Management expects that the nominee will be available for re-election, but if he is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by a majority of the independent directors serving on our Board of Directors.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE NOMINEE. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEE.

 PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board of Directors is submitting the selection of Ernst & Young LLP as our independent registered public accounting firm to the stockholders for ratification at our Annual Meeting. Stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise. If Ernst & Young LLP is not ratified as our independent registered public accounting firm by a majority of the shares present or represented by proxy, the Audit Committee will review its future selection of an independent registered public accounting firm. Ernst & Young LLP will still serve as our independent registered public accounting firm for the year ending December 31, 2016, if it is not ratified by our stockholders.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS STEMLINE'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

 PROPOSAL THREE: APPROVAL OF STEMLINE THERAPEUTICS, INC. 2016 EQUITY PLAN

        We are asking our stockholders to approve the Stemline Therapeutics, Inc. 2016 Equity Plan, which we refer to as the 2016 Plan, to replace the Stemline Therapeutics, Inc. 2012 Equity Plan, which we refer to as the 2012 Plan. As of December 31, 2015, there were 527,353 shares of our common stock remaining available for the grant of equity awards under the 2012 Plan. In order to enable us to continue to offer meaningful equity-based incentives, as well as cash-based incentives, to our employees, officers, directors and consultants, the Board of Directors believes that it is both necessary and in the best interest of our stockholders to increase the number of shares of our common stock available for these purposes. As a result, on April 1, 2016, the Board of Directors approved and adopted the 2016 Plan, subject to approval by our stockholders at this annual meeting.

        If the 2016 Plan is approved by our stockholders, it will become effective on May 25, 2016, and the number of shares reserved for issuance under the 2016 Plan will be equal to 1,800,000 new shares, plus the number of shares that remain available for grant under the 2012 Plan as of the date of the annual meeting, plus the number of shares underlying awards outstanding under the 2012 Plan as of the date of the annual meeting that terminate or expire unexercised or are cancelled, forfeited or lapse for any reason. The number of shares that remained available for grant under the 2012 Plan on December 31, 2015 was 527,353 shares, but any awards issued after that date and before the annual meeting will count against this amount. If our stockholders approve the 2016 Plan, no further awards will be granted under the 2012 Plan, and the 2012 Plan shall remain in effect only for so long as awards granted thereunder remain outstanding. If the 2016 Plan is not approved by our stockholders, no awards will be made under the 2016 Plan, and the 2012 Plan will remain in effect as it existed immediately prior to our 2016 annual meeting.

        In addition to requesting stockholder approval of the 2016 Plan and the new shares being reserved for issuance, we also are requesting that our stockholders approve the material terms of the performance goals contained in the 2016 Plan in order to allow certain awards to be eligible for exemption from the $1 million deduction limit imposed by Section 162(m) of the Internal Revenue Code, which we refer to as Section 162(m). Section 162(m) imposes a $1 million limit on the amount that a public company may deduct for compensation paid to its principal executive officer and certain of its most highly compensated executive officers who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for "performance-based" compensation. Market-priced stock options and stock appreciation rights are two examples of performance-based compensation. Other types of awards, such as restricted stock, restricted stock units and cash-based awards that are granted pursuant to pre-established objective performance formulas, may also qualify as fully-deductible performance-based compensation, so long as certain requirements are met.

        One of the requirements for compensation to qualify as performance-based under Section 162(m) is that the material terms of the performance goals, including the list of permissible business criteria for performance objectives under the 2016 Plan, be disclosed to and approved by stockholders. We are currently eligible for a post-IPO transition rule under which amounts paid under the 2012 Plan may be exempt from the deduction limitations of Section 162(m). In order for certain awards granted under the 2016 Plan to qualify as "qualified performance-based compensation" within the meaning of Section 162(m), we are seeking stockholder approval of the material terms of the performance goals under the 2016 Plan for purposes of compliance with Section 162(m). For purposes of Section 162(m), the material terms of the performance goals for awards granted under the 2016 Plan include:

  •
  the employees eligible to receive compensation;

  •
  the description of the business measures on which the performance goals may be based; and

  •
  the maximum amount, or the formula used to calculate the maximum amount, of compensation that can be paid to an employee under the arrangement.

Each of these aspects is discussed in this proposal 3, and stockholder approval of this proposal 3 constitutes approval of each of these aspects for purposes of the Section 162(m) stockholder approval requirements. Stockholder approval of the material terms of performance goals under the 2016 Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts realized under the 2016 Plan to qualify for the performance-based compensation exemption under Section 162(m), and stockholder approval of the material terms of the performance goals of the 2016 Plan does not alone ensure that all compensation paid under the 2016 Plan will qualify as tax-deductible compensation. There can be no guarantee that amounts payable under the 2016 Plan will be treated as qualified performance-based compensation under Section 162(m). In addition, to maintain flexibility in compensating our executive officers, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the Section 162(m) deduction limit when the Compensation Committee believes that such payments are appropriate. Accordingly, even if approved by our stockholders, this proposal would not limit our right to pay compensation that does not qualify as performance-based compensation for purposes of Section 162(m), in whole or in part.

Background for the Current Share Reserve Request

        In setting the number of proposed shares issuable under the 2016 Plan, the Compensation Committee and the Board of Directors considered a number of factors, including the following:

  •
  Key data relating to outstanding equity awards and shares available for grant;

  •
  Significant historical award information, including burn rate, dilution and overhang;

  •
  Future share needs and estimated share pool duration;

  •
  Plan features, including the repricing prohibition, minimum vesting requirements, double-trigger acceleration provisions and the absence of liberal share counting provisions.

Key Data Relating to Outstanding Equity Awards and Shares Available

        The following table includes information regarding outstanding equity awards and shares available for future awards under the 2012 Plan as of December 31, 2015 (and without giving effect to approval of the 2016 Plan under this proposal):

	2004 Plan(1)	2012 Plan(2)	Total
Total shares underlying stock options outstanding	903,319	1,218,407	2,121,726
Total shares underlying full value awards outstanding	—	553,045	553,045
Total shares currently available for grant	—	527,353	527,353

(1)
We have not granted any awards under the 2004 Plan following our IPO, the effective date of the 2012 Plan.

(2)
If our stockholders approve the 2016 Plan, all future equity awards will be made from the 2016 Plan, and we will not grant any additional awards under the 2012 Plan.

Significant Historical Award Information

        Common measures of a stock plan's cost include dilution and overhang. Dilution measures the degree to which our stockholders' ownership has been diluted by stock-based compensation awarded under our various equity plans and also includes shares that may be awarded under our various equity plans in the future, which is commonly referred to as overhang.

Key Equity Metrics	2015 (%)	2014 (%)	2013 (%)
Overhang(1)	14.5	21.2	19.4
Dilution(2)	11.6	12.4	10.1

(1)
Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.

(2)
Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

Information Regarding our Authorized Shares and Stock Price

        Our Second Amended and Restated Certificate of Incorporation authorize the issuance of 33,750,000 million shares of common stock. As of our record date, there were 18,987,373 shares of common stock issued and outstanding and the closing price of a share of our common stock was $4.92.

Important Provisions of the 2016 Plan

        The 2016 Plan contains the following provisions that the Compensation Committee believes are consistent with the interests of stockholders and sound corporate governance practices:

  •
  No repricing of stock options or SARs.  The 2016 Plan prohibits the repricing of stock options or stock appreciation rights, or SARs, without stockholder approval. This prohibition includes reducing the exercise price or base price after the date of grant or replacing, regranting or canceling a stock option or SAR for cash or another award (including following a participant's voluntary surrender of underwater stock options or SARs).

  •
  No discounted stock options or SARs.  All stock options and SARs must have an exercise price or base price equal to or greater than the fair market value of the underlying stock on the date of grant.

  •
  No Liberal Share Recycling Provisions.  The 2016 Plan prohibits the re-use of shares withheld or delivered to satisfy the exercise price of a stock option or stock appreciation right or to satisfy tax withholding requirements. The 2016 Plan also prohibits "net share counting" upon the exercise of stock options or stock appreciation rights. Shares repurchased by the Company using option proceeds shall not go back to the share pool.

  •
  Minimum Vesting.  The 2016 Plan provides that the minimum vesting period for any option or SAR will not be less than one year, with certain exceptions described below.

  •
  Limited Discretionary Acceleration.  The Compensation Committee may accelerate vesting of outstanding awards under the 2016 Plan only in the event of a participant's death or disability or the occurrence of a change in control.

  •
  No liberal change-in-control definition.  The change-in-control definition contained in the 2016 Plan is not a "liberal" definition that would be activated on mere stockholder approval of a transaction.

  •
  "Double-trigger" change in control vesting.  If awards granted under the 2016 Plan are assumed by a successor in connection with a change in control, such awards will not automatically vest and pay out solely as a result of the change in control. Instead, such awards will vest if within two years after the effective date of the change in control, the participant's employment is terminated without cause or the participant resigns for good reason.

  •
  No award may be transferred for value.  The 2016 Plan prohibits the transfer of unexercised, unvested or restricted awards to independent third parties for value.

  •
  No dividends on unearned performance awards.  The 2016 Plan prohibits the current payment of dividends or dividend equivalent rights on unearned performance awards.

  •
  Minimum Holding Policy.  The Company's minimum holding policy provides that each executive officer must retain at least 50% of the shares received upon exercise of stock options issued by the Company (net of exercise price, tax liabilities and related fees) for at least 12 months, or upon the earlier termination of the executive's employment or the executive's compliance with any share ownership requirements the Company may adopt from time to time.

  •
  Clawback policy.  The Company's compensation recoupment policy applies to equity awards and cash incentive awards issued by the Company, including those which may be issued under the 2016 Plan.

Summary of Material Terms of the 2016 Plan

        A summary of the material terms of the 2016 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2016 Plan, which is attached to this proxy statement as Appendix A.

        Purpose.    The purpose of the 2016 Plan is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company's stockholders.

        Eligibility.    The 2016 Plan permits the grant of awards to employees, officers, non-employee directors and consultants of the Company and its affiliates as selected by the Compensation Committee. The number of eligible participants in the 2016 Plan will vary from year to year. As of the record date, approximately 22 employees and 23 non-employees (including our non-employee directors) were eligible to receive awards under the 2016 Plan.

        Administration.    The 2016 Plan will be administered by the Compensation Committee. The Compensation Committee will have the authority to grant awards, construe and interpret the terms of the 2016 Plan and award agreements, and adopt, amend and repeal such administrative rules, guidelines and practices relating to the 2016 Plan as it shall deem advisable. The Board of Directors may at any time administer the 2016 Plan. If it does so, it will have all the powers of the Compensation Committee under the 2016 Plan.

        Authorized Shares.    Subject to adjustment as provided in the 2016 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2016 Plan is equal to the following:

  •
  New Shares—1,800,000 new shares, plus

  •
  Unused 2012 Plan Shares—The number of shares reserved but unissued under the 2012 Plan on the date of the annual meeting (not to exceed 527,353 shares, which was the number of reserved but unissued shares on December 31, 2015), plus

  •
  Forfeited 2012 Plan Shares—The number of shares underlying awards outstanding under the 2012 Plan as of the date of the annual meeting, that later terminate or expire unexercised or are cancelled, forfeited or lapse for any reason (not to exceed 2,500,000 shares, which was the number of shares subject to outstanding awards on December 31, 2015).

The maximum number of shares that may be issued upon exercise of incentive stock options granted under the 2016 Plan is 1,800,000 shares. Shares subject to awards that are canceled, terminated, forfeited or settled in cash will again be available for awards under the 2016 Plan. However, to the extent that the full number of shares of common stock subject to any award is not issued for any reason, including by reason of net exercise, net settlement or failure to achieve maximum performance goals, the unissued shares of common stock originally subject to the award will not be added back to the number of shares available for awards under the 2016 Plan. In addition, shares that have been repurchased by the Company using option exercise proceeds will not be added back to the number of shares available for awards under the 2016 Plan. In the event of a nonreciprocal transaction between us and our stockholders that causes the per share value of our common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the 2016 Plan will be adjusted proportionately, and the Compensation Committee must make such adjustments to the 2016 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.

        Limitations on Individual Awards.    The maximum aggregate number of shares of common stock subject to stock-based awards that may be granted under the 2016 Plan in any one calendar year to any one participant is as follows:

  •
  Options—2,000,000

  •
  Stock appreciation rights—2,000,000

  •
  Performance-based awards—2,000,000

The maximum aggregate amount awarded or credited with respect to cash-based awards under the 2016 Plan to any one participant in any one calendar year is $20,000,000. These limits are subject to anti-dilution adjustments in the event of stock splits, mergers, consolidations, stock dividends, recapitalizations and similar transactions, but may not otherwise be amended without stockholder approval.

        Permissible Awards.    The 2016 Plan authorizes the granting of awards in any of the following forms:

  •
  options to purchase shares of our common stock, which may be designated under the tax code as nonstatutory stock options (which may be granted to all participants) or incentive stock options (which may be granted to officers and employees but not to consultants or non-employee directors);

  •
  stock appreciation rights (SARs), which give the holder the right to receive the difference (payable in cash or stock, as specified in the award agreement) between the fair market value per share of our common stock on the date of exercise over the base price of the award;

  •
  restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee;

  •
  restricted stock units, or RSUs, which represent the right to receive shares of our common stock (or an equivalent value in cash or other property, as specified in the award agreement) in the future, based upon the attainment of stated vesting criteria;

  •
  performance awards, which are awards payable in cash or stock upon the attainment of specified performance goals (any award that may be granted under the 2016 Plan may be granted in the form of a performance award);

  •
  other stock-based awards in the discretion of the Compensation Committee, including unrestricted stock grants; and

  •
  cash-based awards.

        Limitations on Transfer; Beneficiaries.    No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, other than with respect to incentive stock options, pursuant to a qualified domestic relations order; provided, however, that certain transfers (other than transfers for value) of vested awards to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member of such participant are permitted. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant's death.

        Treatment of Awards upon a Change in Control.    Unless otherwise provided in an award certificate or any special plan document governing an award, upon the occurrence of a change in control of our company in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Compensation Committee or Board of Directors:

  •
  all time-based vesting requirements on outstanding awards will be deemed to have been satisfied and vested in full; and

  •
  all performance-based vesting requirements on outstanding awards will be deemed to have been satisfied based on target performance and the awards will pay out on a pro rata basis, based on the time elapsed prior to the change in control.

        With respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, if within two years after the effective date of the change in control, a participant's employment is terminated without Cause or the participant resigns for Good Reason (as such terms are defined), then:

  •
  all time-based vesting requirements on outstanding awards will be deemed to have been satisfied and vested in full; and

  •
  all performance-based vesting requirements on outstanding awards will be deemed to have been satisfied based on target performance and the awards will pay out on a pro rata basis, based on the time elapsed prior to the change in control.

        Minimum Vesting.    Except in the case of substitute awards granted in connection with certain mergers, acquisitions and other similar transactions, the minimum vesting period for any option or SAR will not be less than one year, provided, however, that (i) the Compensation Committee may permit acceleration of vesting in the event of a Participant's death or disability, or the occurrence of a change in control, as applicable, or (ii) the Compensation Committee may grant options or SARs covering an aggregate of five percent (5%) or fewer of the total number of shares of common stock authorized under the 2016 Plan without regard to such minimum vesting requirements. The Compensation Committee may accelerate vesting of outstanding awards under the 2016 Plan only in the event of a participant's death or disability or the occurrence of a change in control.

        Performance Goals.    Options and SARs granted under the 2016 Plan are designed to be exempt from the $1 million deduction limit imposed by Section 162(m). When granting any other award, the Compensation Committee may designate such award as a "qualified performance-based award"

intended to qualify for the Section 162(m) exemption. If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for such award within the time period prescribed by Section 162(m) based on the relative or absolute attainment of specified goals related to one or more of the following business criteria, which may be determined pursuant to GAAP or on a non-GAAP basis:

  •
  scientific progress;

  •
  product development progress;

  •
  business development progress, including in-licensing;

  •
  net income/(loss);

  •
  earnings/(loss) before or after discontinued operations, interest, taxes, depreciation and/or amortization;

  •
  operating profit/ (loss) before or after discontinued operations and/or taxes;

  •
  sales;

  •
  sales growth;

  •
  earnings growth;

  •
  cash flow or cash position;

  •
  gross margins;

  •
  stock price;

  •
  financings (issuance of debt or equity);

  •
  refinancings;

  •
  market share;

  •
  return on sales, assets, equity or investment;

  •
  improvement of financial ratings;

  •
  achievement of balance sheet or income statement objectives; or

  •
  total stockholder return.

        The goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Compensation Committee may specify that such performance measures shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation any one or more of the following (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) unusual or infrequently occurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncements thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific, unusual or nonrecurring events, or objectively determinable category thereof, including discontinued operations or changes in the Company's fiscal year; and (h) foreign exchange gains and losses.

        Certain Transactions.    Upon the occurrence or in anticipation of certain corporate events or extraordinary transactions, the Compensation Committee may also make discretionary adjustments to awards, including settling awards for cash, providing that awards will become fully vested and exercisable, or providing for awards to be assumed or substituted.

        Termination and Amendment.    The 2016 Plan will terminate on May 25, 2026, the tenth anniversary of the date of our 2016 Annual Meeting, unless earlier terminated by the Board of Directors or Compensation Committee. The Board of Directors may, at any time and from time to time, terminate or amend the 2016 Plan, but if an amendment to the 2016 Plan would constitute a material amendment requiring stockholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. No termination or amendment of the 2016 Plan may adversely affect any award previously granted under the 2016 Plan without the written consent of the participant.

        Prohibition on Repricing.    As indicated above under "Termination and Amendment," outstanding stock options and SARs cannot be repriced, directly or indirectly, without the prior consent of our stockholders. The exchange of an "underwater" option or stock appreciation right (i.e., an option or stock appreciation right having an exercise price or base price in excess of the current market value of the underlying stock) for cash or for another award would be considered an indirect repricing and would, therefore, require the prior consent of our stockholders.

Certain Federal Income Tax Effects

        The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2016 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed and may vary from locality to locality.

        Nonstatutory Stock Options.    There will be no federal income tax consequences to the optionee or to us upon the grant of a nonstatutory stock option under the 2016 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of our common stock received upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

        Incentive Stock Options.    There typically will be no federal income tax consequences to the optionee or to us upon the grant or exercise of an incentive stock option. If the optionee holds the acquired option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee's alternative minimum taxable income.

        SARs.    A participant receiving a SAR under the 2016 Plan will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant exercises a SAR, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time.

        Restricted Stock.    Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of our common stock as of that date (less any amount he or she paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). If the participant files an election under Section 83(b) of the tax code within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.

        Restricted Stock Units.    A participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock unit award is granted. When the participant receives or has the right to receive shares of common stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of our common stock or other property as of that date (less any amount he or she paid for the stock or property), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m).

        Performance Awards Payable in Cash.    A participant will not recognize income, and we will not be allowed a tax deduction, at the time a performance award payable in cash is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m).

        Section 409A.    The 2016 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Section 409A of the tax code. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and SARs that comply with the terms of the 2016 Plan are generally exempt from the application of Section 409A of the tax code. Stock units, other stock-based awards and cash-based awards that are granted in one year and payable in a later year generally are subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

        Tax Withholding.    Our company and any of our affiliates have the right to deduct or withhold, or require a participant to remit to us, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2016 Plan.

Existing Plan Benefits

        On February 24, 2016, the Compensation Committee approved awards of stock options to certain employees, which awards are contingent upon receipt of approval of this Proposal 3 by our stockholders. We refer to these awards as the 2016 Contingent Options. If our stockholders do not approve this Proposal 3, the 2016 Contingent Options will be forfeited by the employees indicated. Pursuant to SEC rules, the table below shows the number of shares subject to the 2016 Contingent Options granted to our named executive officers and the other individuals and groups indicated.

Name and Position	Options (# of shares)
Ivan Bergstein, M.D.	356,700
President and Chief Executive Officer
Kenneth Hoberman	176,234
Chief Operating Officer
David Gionco	144,261
Vice President of Finance and Chief Accounting Officer
All Executive Officers as a Group	677,195
All Employees as a Group (including all officers who are not executive officers)	—
All Non-Employee Directors as a Group	—

Future Benefits to Named Executive Officers and Others

        If the 2016 Plan is approved by the Company's stockholders, all awards under the 2016 Plan will be made at the discretion of the Compensation Committee. Therefore, other than with respect to the 2016 Contingent Options disclosed above, it is not presently possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the 2016 Plan in the future.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2016 PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR APPROVAL OF THE 2016 PLAN.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table contains information about our equity compensation plans as of December 31, 2015.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options and restricted stock	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
Options	2,121,726	$10.74	527,353
Restricted stock	553,045	N/A	—
Equity compensation plans not approved by security holders:
Options	—	—	—
Restricted stock	—	—	—
Total	2,674,771	—	527,353

 ADDITIONAL INFORMATION

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and 2015 Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at: Stemline Therapeutics, Inc., 750 Lexington Avenue, Eleventh Floor, New York, New York 10022, Attn: Kenneth Hoberman. You may also contact us at (646) 502-2311.

        If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or phone number.

Stockholder Proposals for Our 2017 Annual Meeting

        Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Corporate Secretary, Kenneth Hoberman, at Stemline Therapeutics, Inc., 750 Lexington Avenue, Eleventh Floor, New York, New York 10022, no later than December 31, 2016. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

        Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to Kenneth Hoberman, our Corporate Secretary, at the above address, not less than 90 days nor more than 120 days prior to the anniversary of the preceding year's annual meeting. Therefore, Stemline must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than January 26, 2017, and no later than February 25, 2017. If a stockholder fails to provide timely notice of a proposal to be presented at our 2017 Annual Meeting of Stockholders, the proxy designated by our Board of Directors will have discretionary authority to vote on any such proposal that may come before the meeting.

Other Matters

        Our Board of Directors does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

        We will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Incorporation of Information by Reference

        The Compensation Committee Report and the Audit Committee Report contained in this proxy statement are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate such information by reference.

 APPENDIX A

STEMLINE THERAPEUTICS, INC.

2016 Equity Incentive Plan

1.
Purpose

        The purpose of this 2016 Equity Incentive Plan (the "Plan") of Stemline Therapeutics, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424 (e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.
Eligibility

        All of the Company's employees, officers and non-employee directors ("Non-Employee Directors"), as well as consultants and advisors to the Company (as such terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), or any successor form) are eligible to be granted Awards under the Plan. Each person who is granted an Award under the Plan is deemed a "Participant." "Award" means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8) and Cash-Based Awards (as defined in Section 8).

3.
Administration and Delegation

        (a)    Administration by Board of Directors.    The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient, and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

        (b)    Appointment of Committees.    To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or officers.

        (c)    Delegation to Officers.    To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of such Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant such Awards to any "executive officer" of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or to any "officer" of the Company (as defined by Rule 16a-1 under the Exchange Act) or to any "covered employee" (as defined Section 162(m) of the Code).

4.
Stock Available for Awards

(a)
Number of Shares; Share Counting.

          (1)    Authorized Number of Shares.    Subject to adjustment under Section 9, Awards may be granted under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to 1,800,000 shares of common stock, $0.0001 par value per share, of the Company (the "Common Stock") plus: (X) the number of shares of Common Stock reserved but unissued as of the Effective Date under the Stemline Therapeutics, Inc. 2012 Equity Incentive Plan (the "Prior Plan"), not to exceed 527,353 shares; and (Y) the number of shares of Common Stock underlying awards outstanding as of the Effective Date under the Prior Plan that thereafter terminate or expire unexercised or are cancelled, forfeited or lapse for any reason, not to exceed 2,500,000 shares; provided that, as of the Effective Date, no further awards shall be made pursuant to the Prior Plan and such Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding. The maximum number of shares of Common Stock that may be issued upon exercise of Incentive Stock Options granted under the Plan shall 1,800,000.

          (2)    Share Counting.    For purposes of counting the number of shares available for the grant of Awards under the Plan:

            (A)  all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a "Tandem SAR"), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other's exercise will not restore shares to the Plan;

            (B)  if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a tandem SAR shall not again become available for grant upon the expiration or termination of such tandem SAR;

            (C)  shares of Common Stock delivered (either by actual delivery or attestation) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations shall not be added back to the number of shares available for the future grant of Awards; and

            (D)  shares of Common Stock that have been repurchased by the Company using Option exercise proceeds shall not be added back to the number of shares available for the future grant of Awards; and

            (E)  to the extent that the full number of shares of Common Stock subject to any Award is not issued for any reason, including by reason of net exercise, net settlement or failure to achieve maximum performance goals, the unissued shares of Common Stock originally subject to the Award shall not be added back to the number of shares available for the future grant of Awards.

        (b)    Section 162(m) Per-Participant Limit.    Subject to adjustment under Section 9, (i) the maximum number of shares of Common Stock with respect to which Options may be granted to any Participant under the Plan to any one Participant shall be 2,000,000 per calendar year; (ii) the maximum number of shares of Common Stock with respect to which SARs may be granted to any Participant under the Plan to any one Participant shall be 2,000,000 per calendar year; (iii) with respect to any one calendar year (1) the maximum amount that may be paid to any one Participant for Performance Awards (as defined in Section 10(i)(1)) payable in cash or property other than shares of Common Stock shall be $20,000,000, and (2) the maximum number of shares of Common Stock that may be paid to any one Participant for Performance Awards payable in Stock shall be 2,000,000. For purposes of applying these limits in the case of multi-year performance periods, the amount of cash or property or number of shares of Common Stock deemed paid with respect to any one calendar year is the total amount payable or shares of Common Stock earned for the performance period divided by the number of 12-month periods in the performance period. For purposes of the foregoing limits, the combination of an Option in tandem with an SAR shall be treated as a single Award. The per Participant limits described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder ("Section 162(m)").

        (c)    Substitute Awards.    In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof ("Substitute Awards"). Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimit contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code or any applicable stock exchange requirements.

5.
Stock Options

        (a)    General.    The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

        (b)    Incentive Stock Options.    An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of Stemline Therapeutics, Inc., any of Stemline Therapeutics, Inc.'s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a "Nonstatutory Stock Option." The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

        (c)    Exercise Price.    The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement. The exercise price shall be not less than 100% of the Fair Market Value per share of Common Stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date. "Fair Market Value" of Common Stock on any given date means the fair market value of Common Stock determined in good faith by the Board; provided, however, that if Common Stock is admitted to quotation on a national securities exchange, the determination shall be made by reference to the closing sales price on such exchange on such date. If there are no reported sales for such date, the determination shall be made by reference to the last preceding such date for which there are reported sales.

        (d)    Duration of Options.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

        (e)    Exercise of Options.    Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

        (f)    Payment Upon Exercise.    Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

          (1)   in cash or by check, payable to the order of the Company;

          (2)   except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

          (3)   to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

          (4)   to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board in its sole discretion, by delivery of a notice of "net exercise" to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the Fair Market Value on the date of exercise;

          (5)   to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

          (6)   by any combination of the above permitted forms of payment.

        (g)    Limitation on Repricing.    Unless such action is approved by the Company's stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 9, or (4) take any other action under the Plan that constitutes a "repricing" within the meaning of the rules of the NASDAQ Stock Market.

6.
Stock Appreciation Rights

        (a)    General.    The Board may grant Awards consisting of stock appreciation rights ("SARs") entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

        (b)    Measurement Price.    The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.

        (c)    Duration of SARs.    Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

        (d)    Exercise of SARs.    SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

        (e)    Limitation on Repricing.    Unless such action is approved by the Company's stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current Fair Market Value, other than pursuant to Section 9, or (4) take any other action under the Plan that constitutes a "repricing" within the meaning of the rules of the NASDAQ Stock Market.

7.
Restricted Stock; Restricted Stock Units

        (a)    General.    The Board may grant Awards entitling recipients to acquire shares of Common Stock ("Restricted Stock"), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of

Common Stock or cash to be delivered at the time such Award vests ("Restricted Stock Units") (Restricted Stock and Restricted Stock Units are each referred to herein as a "Restricted Stock Award").

        (b)    Terms and Conditions for All Restricted Stock Awards.    The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

        (c)    Additional Provisions Relating to Restricted Stock.

          (1)    Voting Rights.    A Participant shall have full voting rights with respect to shares of Restricted Stock.

          (2)    Dividends.    Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock ("Accrued Dividends") shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.

          (3)    Stock Certificates.    The Company may require that stock certificates be issued in respect of shares of Restricted Stock and, if so required, such stock certificates shall be held by the Company. At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. "Designated Beneficiary" means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death or (ii) in the absence of an effective designation by a Participant, the Participant's estate.

        (d)    Additional Provisions Relating to Restricted Stock Units.

          (1)    Settlement.    Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the Fair Market Value of one share of Common Stock. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.

          (2)    Voting Rights.    A Participant shall have no voting rights with respect to any Restricted Stock Units.

          (3)    Dividend Equivalents.    The Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock ("Dividend Equivalents"). Dividend Equivalents shall be credited to an account for the Participant and shall be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, and may be settled in cash and/or shares of Common Stock, in each case as provided in the Award agreement.

8.
Other Stock-Based and Cash-Based Awards

        (a)    General.    Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants ("Other Stock-Based-Awards"). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. The Company may also grant Performance Awards or other Awards denominated in cash rather than shares of Common Stock ("Cash-Based Awards").

        (b)    Terms and Conditions.    Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award or Cash-Based Award, including any purchase price applicable thereto.

9.
Adjustments for Changes in Common Stock and Certain Other Events

        (a)    Changes in Capitalization.    In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimit set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

  (b)
  Reorganization Events.

          (1)    Definition.    A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

          (2)   Consequences of a Reorganization Event on Awards Other than Restricted Stock.

            (A)  In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant's unexercised Awards will terminate immediately prior to the consummation of such

    Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the "Acquisition Price"), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

            (B)  Notwithstanding the terms of Section 9(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a "change in control event" within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a "change in control event", then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(A) if the Reorganization Event constitutes a "change in control event" as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a "change in control event" as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9 (b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

            (C)  For purposes of Section 9(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

          (3)    Consequences of a Reorganization Event on Restricted Stock.    Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company's successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

        (c)   Change in Control.

          (1)    Definition.    A "Change in Control" shall mean and include the occurrence of any one of the following events but shall specifically exclude a public offering of any class or series of the Company's equity securities pursuant to a registration statement filed by the Company under the Securities Act of 1933, as amended:

              (i)  during any consecutive 12-month period, individuals who, at the beginning of such period, constitute the Board of Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the beginning of such 12-month period and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors ("Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board ("Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

             (ii)  any person becomes a "Beneficial Owner" (using the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended), directly or indirectly, of either (A) 35% or more of the then-outstanding shares of Common Stock or (B) securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of directors (the "Company Voting Securities"); provided, however, that for purposes of this subsection (ii), the following acquisitions of Common Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company (a "Subsidiary"), (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Event (as defined in subsection (iii) below); or

            (iii)  the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a "Transaction"), or the sale or other disposition of all or substantially all of the Company's assets (a "Sale") or the acquisition of assets or stock of another corporation or other entity (an "Acquisition"), unless immediately following such Transaction, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Common Stock and outstanding Company Voting Securities immediately prior to such Transaction, Sale or Acquisition beneficially own, directly or indirectly, more than 35% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Transaction, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets or stock either directly or through one or more subsidiaries, the "Surviving Entity") in substantially the same proportions as their ownership, immediately prior to such Transaction, Sale or Acquisition, of the outstanding Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (x) the Company or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 35% or more of the total common stock or 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Transaction, Sale or Acquisition. Any Transaction, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Event."

          (2)    Consequences of a Change in Control.    The provisions of this Subsection 9(c) shall apply in the case of a Change in Control, unless otherwise provided in the Award agreement or any special Plan document or separate agreement with a Participant governing an Award.

            (i)    Awards Assumed or Substituted by Surviving Entity.    With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control in a manner approved by the Committee or the Board: if within two years after the effective date of the Change in Control, a Participant's employment is terminated without Cause or the Participant resigns for Good Reason, then (i) all time-based vesting requirements on his or her outstanding Awards shall be deemed to have been satisfied and vested in full, and (ii) unless otherwise provided in the Award agreement, all performance-based vesting requirements on his or her outstanding Awards shall be deemed to have been satisfied at the "target" level and vested pro rata based upon the length of time within the performance period that has elapsed prior to the date of termination of employment. Any Awards other than Options or SARs shall pay out within sixty (60) days following the date of such termination of employment (unless a later date is required by Section 11(f) hereof), and any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

            (ii)    Awards not Assumed or Substituted by Surviving Entity.    Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) all time-based vesting requirements on his or her outstanding Awards shall be deemed to have been satisfied and vested in full, and (ii) unless otherwise provided in the Award agreement, all performance-based vesting requirements on his or her outstanding Awards shall be deemed to have been satisfied at the "target" level and vested pro rata based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Awards other than Options or SARs shall pay out within sixty (60) days following the Change in Control (unless a later date is required by Section 11(f) hereof), and any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

          (3)    Cause.    If a Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of "cause" for termination of employment or other relationship, "Cause" shall have the meaning ascribed to such term in such agreement. Otherwise, "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant's employment or other relationship shall be considered to have been terminated for "Cause" if the Company determines, within 30 days after the Participant's resignation, that termination for Cause was warranted.

          (4)    Good Reason.    "Good Reason" as a reason for a Participant's termination of employment or service after a Change in Control shall have the meaning assigned such term in the written employment, severance or similar agreement, if any, between such Participant and the Company; provided, however, that if there is no such written employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award agreement, "Good Reason" shall mean, without the Participant's prior written consent, (A) a material diminution in a Participant's title or duties, or the assignment to a Participant of duties materially inconsistent with his or her authority, responsibilities and reporting requirements, as compared to those in effect immediately prior to the Change in Control, or (B) a material breach by the Company or the Surviving Entity of its obligations to a Participant under any written employment, severance or similar agreement, or (C) the relocation of the Participant's primary work location to a location more than 50 miles from the Participant's primary work location immediately prior to the Change in Control. A Participant may not resign for Good Reason without providing the employer written notice of the grounds that the Participant believes constitute Good Reason and giving the employer at least 30 days after such notice to cure and remedy the claimed event of Good Reason.

10.
General Provisions Applicable to Awards

        (a)    Transferability of Awards.    Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option or Awards subject to Section 409A of the Code, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, except with respect to Awards subject to Section 409A of the Code, that the gratuitous transfer of a vested Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof shall be permitted; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.

        (b)    Documentation.    Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

        (c)    Board Discretion.    Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

        (d)    Termination of Status.    The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

        (e)    Withholding.    The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

        (f)    Amendment of Award.    The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant's consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant's rights under the Plan or (ii) the change is permitted under Section 9.

        (g)    Conditions on Delivery of Stock.    The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

        (h)    Acceleration.    Subject to Section 10(i) hereof, the Committee may accelerate vesting of outstanding Awards only in the event of a Participant's death or Disability or the occurrence of a Change in Control.

        (i)    Minimum Vesting.    Except in the case of Substitute Awards, the minimum vesting requirement for any Option or SAR shall be not less than one year, provided, however, that (i) the Committee may permit acceleration of vesting in the event of a Participant's death or disability, or the occurrence of a Change in Control, as applicable, or (ii) the Committee may grant Options or SARs covering an aggregate of five percent (5%) or fewer of the total number of shares of Common Stock authorized under the Plan without regard to such minimum vesting requirements.

        (j)    Performance Awards.

          (1)    Grants.    Restricted Stock Awards and Other Stock-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 10(i) ("Performance Awards").

          (2)    Committee.    Grants of Performance Awards to any Covered Employee (as defined below) intended to qualify as "performance-based compensation" under Section 162(m) ("Performance-Based Compensation") shall be made only by a Committee (or a subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as "performance-based compensation" under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be treated as referring to such Committee (or subcommittee). "Covered Employee" shall mean any person who is, or whom the Committee, in its discretion, determines may be, a "covered employee" under Section 162(m)(3) of the Code.

          (3)    Performance Measures.    For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following, which may be determined pursuant to generally accepted accounting principles ("GAAP") or on a non-GAAP basis, as determined by the Committee: scientific progress, product development progress, business development progress, including in-licensing, net income/(loss), earnings/(loss) before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit/ (loss) before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, financings (issuance of debt or equity), refinancings, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total stockholder return. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such performance measures shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation any one or more of the following: (i) unusual or infrequently occurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncements thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (iv) the writedown of any asset or impairment charges, (v) fluctuation in foreign currency exchange rates, (vi) charges for restructuring and rationalization programs, (vii) litigation or claim judgments or settlements; (viii) acquisitions or divestitures; or (ix) changes in the Company's fiscal year. Such performance measures: (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

          (4)    Adjustments.    Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the cash or number of shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a change in control of the Company.

          (5)    Other.    The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

11.
Miscellaneous

        (a)    No Right To Employment or Other Status.    No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

        (b)    No Rights As Stockholder.    Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

        (c)    Effective Date and Term of Plan.    The Plan shall become effective on the date the Plan is approved by the Company's stockholders (the "Effective Date"). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

        (d)    Amendment of Plan.    The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company's stockholders approve such amendment in the manner required by Section 162(m); and (ii) no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market may be made effective unless and until the Company's stockholders approve such amendment;. In addition, if at any time the approval of the Company's stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval. Except for any mandatory adjustments to the Plan and Awards contemplated by Section 9, without the prior approval of the Company's stockholders, the Plan may not be amended to permit the Company to: (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 9, or (4) take any other action under the Plan that constitutes a "repricing" within the meaning of the rules of the NASDAQ Stock Market.

        (e)    Authorization of Sub-Plans (including for Grants to non-U.S. Employees).    The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board's discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

        (f)    Compliance with Section 409A of the Code.    It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award agreements shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award. Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes "nonqualified deferred compensation" within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A (a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of "separation from service" (as determined under Section 409A of the Code) (the "New Payment Date"), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule. Any "nonqualified deferred compensation" that would otherwise be payable or distributable, or if a different form of payment (e.g., lump sum or installment) of such "nonqualified deferred compensation" would be effected, under the Plan or any Award agreement by reason of the occurrence of a Change in Control, or the Participant's Disability or separation from service will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of "change in control event", "disability" or "separation from service", as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

        (g)    Limitations on Liability.    Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Board's approval) arising out of any act or omission to act concerning the Plan unless arising out of such person's own fraud or bad faith.

        (h)    Governing Law.    The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

        The foregoing is hereby acknowledged as being the Stemline Therapeutics, Inc. 2016 Equity Incentive Plan, which was approved by the Board on April 1, 2016 and by the Company's stockholders on                        , 2016.

STEMLINE THERAPEUTICS, INC.
By:
Its:

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 25, 2016. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/STML • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR the nominee and FOR Proposal 2 and 3. 1. Election of Directors: 01 - Kenneth Zuerblis (Class I) + For Withhold For Against Abstain ForAgainst Abstain 2. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 3. APPROVAL OF THE STEMLINE THERAPEUTICS, INC. 2016 EQUITY PLAN Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X2 7 7 0 6 3 1 02C6CA MMMMMMMMM C B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Stemline Therapeutics, Inc. Notice of 2016 Annual Meeting of Shareholders Alston & Bird LLP 90 Park Avenue New York, NY 10016 Proxy Solicited by Board of Directors for Annual Meeting — Wednesday, May 25, 2016 at 10:00 A.M. ET Ivan Bergstein and Kenneth Hoberman, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Stemline Therapeutics, Inc. to be held on Wednesday, May 25, 2016 at 10:00 a.m. ET or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominee and FOR Proposal 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)

MMMMMMMMMMMM . Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR the nominee and FOR Proposal 2 and 3. 1. Election of Directors: 01 - Kenneth Zuerblis (Class I) + For Withhold For Against Abstain ForAgainst Abstain 2. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 3. APPROVAL OF THE STEMLINE THERAPEUTICS, INC. 2016 EQUITY PLAN Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 2 7 7 0 6 3 2 02C6DA MMMMMMMMM B A Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Stemline Therapeutics, Inc. Notice of 2016 Annual Meeting of Shareholders Alston & Bird LLP 90 Park Avenue New York, NY 10016 Proxy Solicited by Board of Directors for Annual Meeting — Wednesday, May 25, 2016 at 10:00 A.M. ET Ivan Bergstein and Kenneth Hoberman, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Stemline Therapeutics, Inc. to be held on Wednesday, May 25, 2016 at 10:00 a.m. ET or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominee and FOR Proposal 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 25, 2016 STEMLINE THERAPEUTICS, INC. Date: May 25, 2016 Time: 10:00 AM EDT You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Envelope # # of # Sequence # 1 OF 2 12 15 0000286476_1 R1.0.1.25 Broadridge Internal Use Only Job # Sequence # See the reverse side of this notice to obtain proxy materials and voting instructions. LOGO Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1234567 1234567 1234567 1234567 1234567 1234567 BROKER HERE Meeting Information Meeting Type: Annual Meeting For holders as of: April 05, 2016 Location: Alston & Bird LLP 90 Park Avenue New York, NY 10016 B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  Have the information that is printed in the box marked by the arrow (located on the  by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000286476_2 R1.0.1.25 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use 1. Form 10-K2. Notice & Proxy Statement How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2016 to facilitate timely delivery.

The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Kenneth Zuerblis* The Board of Directors recommends you vote FOR the following proposal(s): 2. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 3. APPROVAL OF THE STEMLINE THERAPEUTICS, INC. 2016 EQUITY PLAN NOTE: Such other business as may properly come before the meeting or any adjournment thereof. *Class I xxxxxxxxxx Cusip Envelope # # of # Sequence # 0000286476_3 R1.0.1.25 Broadridge Internal Use Only xxxxxxxxxx Job # Sequence # B A R C O D E 23456789012 2 2 2 2 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Voting items

Enve1lo2pe # # 0000286476_4 R1.0.1.25 Broadridge Internal Use Only THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999Jo-0b1#0 Sequ1e5nce # of # S#eqOueFnce ## THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions Reserved for Broadridge Internal Control Information